                                                                   Exhibit 10.12

                          PURCHASE AND SALE AGREEMENT



                                by and between



                    WHSUM Real Estate Limited Partnership,
                        a Delaware limited partnership

                                   "Seller"



                                      and



                       Mercury Interactive Corporation,
                            a Delaware corporation

                                    "Buyer"

                               TABLE OF CONTENTS

     Section                                                             Page No.
     -------                                                             --------

     1.  Sale of the Property..........................................         1
     2.  Deposits......................................................         1
     3.  Purchase Price................................................         2
     4.  Conditions to Parties' Obligations............................         2
     5.  Remedies/Liquidated Damages...................................        10
     6.  Closing and Escrow............................................        12
     7.  Interim Operation of the Property.............................        13
     8.  Tenant Improvement Costs and Leasing Commissions..............        14
     9.  Seller's Maintenance of the Property..........................        14
    10.  Casualty and Condemnation.....................................        15
    11.  Limited Liability.............................................        16
    12.  Release.......................................................        16
    13.  AS-IS Condition of Property...................................        18
    14.  Prorations and Rent Arrearages................................        19
    15.  Closing Costs.................................................        20
    16.  Brokers.......................................................        21
    17.  Notices.......................................................        21
    18.  Entire Agreement..............................................        22
    19.  Assignment....................................................        22
    20.  Severability..................................................        23
    21.  California Law................................................        23
    22.  Modifications/Survival........................................        23
    23.  Confidentiality...............................................        23
    24.  Counterparts..................................................        24

    25.  Dispute Costs.................................................        24
    26.  Seller's Representations......................................        24
    27.  Buyer's Representations.......................................        27
    28.  Time of the Essence; and Business Days........................        28
    29.  Agreement Date................................................        28
    30.  No Third Party Beneficiaries..................................        28
    31.  Discharge of Seller's Bonds...................................        28
    32.  Drafts not an Offer to Enter into a Legally Binding Contract..        28
    33.  Disclosure Items..............................................        29

EXHIBITS:  EXHIBIT A  LEGAL DESCRIPTION OF THE REAL PROPERTY
           EXHIBIT B ASSIGNMENT AND ASSUMPTION OF LEASES EXHIBIT C ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                      WARRANTIES AND PERMITS
           EXHIBIT D  GRANT DEED
           EXHIBIT E  BILL OF SALE
           EXHIBIT F  TENANT ESTOPPEL CERTIFICATE
           EXHIBIT G  NOTICE TO TENANTS
           EXHIBIT H  LEASING COSTS
           EXHIBIT I NATURAL HAZARD DISCLOSURE STATEMENT EXHIBIT J DISCLOSURE ITEMS
           EXHIBIT K  LIST OF REPORTS

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------



THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of December 1, 2000 (the "Agreement Date"), by and between WHSUM Real Estate Limited Partnership, a Delaware limited partnership ("Seller"), and Mercury Interactive Corporation, a Delaware corporation ("Buyer"), with reference to the following facts.

                                    RECITALS

  A. Seller is the owner of that certain improved real property located at 242-252 Humboldt Court, Sunnyvale, California, as legally described in Exhibit A
                                                                   ---------
attached hereto and made a part hereof (the "Real Property") together with all
(i) improvements, structures and fixtures (other than trade fixtures) (collectively, the "Improvements") and personal property (the "Personal Property") actually owned by Seller (if any) located in, on or about the Real Property or the Improvements and actually used in the operation of the Improvements, (ii) easements, appurtenances, rights and privileges actually belonging thereto (collectively, the "Appurtenances"), and (iii) the "Permits" and "Warranties", as defined in Exhibit C attached hereto. The Real Property,
                                ---------
the Improvements, the Personal Property, the Appurtenances, the Permits and the Warranties are collectively referred to herein as the "Property."

  B. Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Property, in accordance with the terms and provisions hereinafter contained in this Agreement.

  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  1. Sale of the Property.

  Seller shall sell to Buyer and Buyer shall purchase from Seller the Property at the Closing (defined in Section 6 below), subject to and on the terms and conditions contained herein.

  2. Deposits.

     2.1  Initial Deposit. Within one (1) business day after the Agreement Date,
          ---------------
Buyer shall place on deposit into the escrow account (the "Escrow Account") to be opened with Fidelity National Title Insurance Company located at 50 California Street, Suite 3145, San Francisco, California 94111 (Attention: Mr. Bill Waite) ("Title Company" or "Escrow Holder") the amount of Three Hundred Fifty Thousand Dollars ($350,000) as an initial deposit (the "Initial Deposit"). The Title Company shall cause the Initial Deposit to be placed into an interest bearing bank account reasonably acceptable to Buyer and Seller. Any interest earned on the Initial Deposit shall be included as part of the Initial Deposit. The Initial Deposit and interest earned thereon, shall be fully refundable to Buyer during the period commencing on the Agreement Date and ending at 5:00 p.m. (Pacific Time) on December 22, 2000, which date may be extended at Buyer's sole option to December 27, 2000 (the "Conditions Period"). For purposes hereof, the last day of the Conditions Period shall mean and be referred to herein as the "Approval Date". If Buyer fails to deliver the Initial Deposit into the Escrow Account strictly as and when contemplated herein, Seller shall have the right to terminate this Agreement by delivering written notice thereof to Buyer at any time and thereafter neither party shall have any further rights or obligations hereunder except for the indemnities contained in Sections 4.4 and 16 below, Buyer's covenants made herein which are expressly intended to survive any such termination and Buyer's obligations under
Section 4.3 below to deliver to Seller the Due Diligence Materials (defined below) (collectively, "Buyer's Surviving Obligations").

          2.2  Additional Deposit. Unless Buyer notifies Seller prior to 5:00
               ------------------
p.m. (Pacific Time) on the Approval Date that there are Pre-Closing Conditions (defined below) remaining unsatisfied and that Buyer will not waive such conditions (any such notice shall serve as a termination of this Agreement), (i) at the end of the Conditions Period the Initial Deposit shall become non-refundable to Buyer, and (ii) within one (1) business day after the Approval Date Buyer shall place on deposit into the Escrow Account, the amount of Five Hundred Thousand Dollars ($500,000) as the additional deposit (the "Additional Deposit"). The Escrow Holder shall cause the Additional Deposit to be placed into an interest bearing bank account acceptable to Buyer and Seller. Any interest earned on the Additional Deposit shall be included as part of the Additional Deposit. The Additional Deposit shall be retained in the Escrow Account until the Closing (defined below), and the Additional Deposit shall be non-refundable to Buyer; provided, however, the Initial Deposit and the
                         --------  -------
Additional Deposit (including any interest earned thereon) shall be refundable to Buyer if all of the Buyer's Closing Conditions (defined below) are not satisfied or otherwise waived by Buyer in accordance with the provisions of
Section 4.3 of this Agreement, or, at Buyer's election, if Seller fails to complete the sale of the Property by reason of any default of Seller pursuant to
Section 5.2. If Buyer fails to deliver the Additional Deposit into the Escrow Account strictly as and when contemplated herein, Seller shall have the right to terminate this Agreement by delivering written notice thereof to Buyer at any time and thereafter neither party shall have any further rights or obligations hereunder except for Buyer's Surviving Obligations. The Initial Deposit and the Additional Deposit shall be applied to the Purchase Price at the Closing. The Initial Deposit and the Additional Deposit, together with any interest thereon, are collectively referred to herein as the "Deposits."

     3.   Purchase Price.

     The purchase price for the Property is Nineteen Million Two Hundred Thousand Dollars ($19,200,000) (the "Purchase Price"), as such amount may be adjusted for prorations in accordance with the provisions of Section 14 below. At the Closing, the balance of the Purchase Price remaining after deduction for the Deposits, shall be paid by Buyer to Seller in cash, in immediately available funds via wire transfer.

     4.   Conditions to Parties' Obligations.

          4.1  Buyer's Pre-Closing Conditions. Buyer's obligations under this
               ------------------------------
Agreement shall be subject to the satisfaction of or waiver by Buyer of the following described matters (collectively, the "Pre-Closing Conditions") on or before the earlier of (i) the time periods specified in each subsection below, or (ii) 5:00 p.m. (Pacific Time) on the Approval Date:

                    4.1.1  Title; Survey.
                           -------------

                           4.1.1.1 If not already delivered prior to the Agreement Date, within five (5) business days after the Agreement Date, Seller will cause to be issued and delivered to Buyer a preliminary title report for the Property, together with all documents evidencing exceptions to title referred to therein issued by the Title Company (collectively, the "Title Report"). Buyer shall have a period of twenty-five (25) days after the Agreement Date to either approve of any ALTA Survey (whether received from Seller or contracted for by Buyer at Buyer's sole cost and expense) and the exceptions (if any) contained in the Title Report, or to notify Seller in writing, specifying any exceptions to which Buyer objects in either the ALTA Survey or the Title Report ("Title Objection Notice"). Seller shall have a period of three (3) business days after Seller's receipt of the Title Objection Notice (a) to remove, or agree to remove prior to the Closing, some or all of those exceptions to which Buyer has objected in the Title Objection Notice, and to inform Buyer of the same, or (b) to advise Buyer, in writing, that Seller will not agree to remove some or all of those exceptions to which Buyer has objected in the Title Objection Notice; the foregoing election by Seller being at Seller's sole option and discretion ("Title Response Notice"). If Seller fails to timely deliver to Buyer the Title Response Notice, it shall be conclusively deemed that Seller has elected not to remove any of those exceptions to which Buyer has objected as specified in the Title Objection Notice. If Seller advises Buyer in its Title Response Notice that it will not remove or agree to remove some or all of those exceptions to which Buyer has objected in the Title Objection Notice (or Seller is deemed to have so advised Buyer), then Buyer shall have until 5:00 p.m. (Pacific Time) on the Approval Date to advise Seller, in writing, whether Buyer elects to waive such objections and proceed with the acquisition of the Property or to terminate this Agreement. Failure by Seller to remove those specified exceptions which Seller has expressly agreed to remove in either this Agreement or in the Title Response Notice within the specified period shall be deemed to be a failure of this condition, in which event the Agreement shall terminate, and the Deposits (to the extent made) shall be returned to Buyer, and the parties shall have no further obligations hereunder except for the Buyer's Surviving Obligations unless Buyer withdraws its objections in writing. Notwithstanding the foregoing, on or prior to Closing Seller shall remove or cause to be removed those certain monetary liens or encumbrances affecting the Property which Seller has created or expressly permitted to exist other than current taxes and assessments.

                    4.1.1.2  New Exceptions. If this Agreement is not terminated
                             --------------
     pursuant to Section 4.3 below, and after the Approval Date but prior to Closing the Title Company informs Buyer that it has or intends to schedule as title exceptions to the ALTA Title Policy (as defined below) any additional matters not previously included in the Title Report (other than the permitted exceptions approved by Buyer and such matters, if any, that are created or caused by Buyer) which are either monetary liens or which, in Buyer's reasonable judgment, would have a material adverse effect on the Property or on Buyer's intended development of the Property (any such matters being referred to herein as the "New Exceptions"), then Buyer may by written notice to Seller request that the New Exceptions be removed. Seller shall be under no obligation to cause the New Exceptions to be removed; provided, however, that if Seller is unable or unwilling to remove the New Exceptions on or before the Closing, and Buyer does not withdraw its objections in writing, then Buyer may terminate this Agreement for a failure of condition, in which event the Agreement shall terminate, and the Deposits (to the extent made) shall be returned to Buyer, and the parties shall have no further obligations hereunder except for the Buyer's Surviving Obligations.

               4.1.2  Physical Inspections. Within five (5) business days after
                      --------------------
     the Agreement Date, but only to the extent (a) the same is actually in Seller's or Seller's property manager's possession, or, to the extent Seller has the legal right to obtain a copy of same, in the possession of Seller's consultant previously hired to prepare such report(s), and (b) said report(s) has not already been delivered to Buyer by Seller prior to the Agreement Date, Seller will either deliver to Buyer, or, at absolutely no cost or liability to Seller, will use commercially reasonable efforts to assist Buyer to obtain from Seller's consultant, in either event without any warranty or representation as to the accuracy or thoroughness thereof or to the ability of Buyer to rely thereon, a true and complete copy of all environmental site assessment report(s) with respect to an evaluation of Hazardous Materials (defined below) in, on or under the Property. After Buyer has provided to Seller a certificate of insurance(s) evidencing Buyer's or Buyer's agents', consultants' and/or contractors' (as the case may be) procurement of a commercial general liability insurance policy as required herein, Seller shall permit Buyer and its authorized agents, consultants and contractors to enter upon the Property during reasonable business hours (provided, Buyer shall not interfere with or disturb any tenants' operations therein or Seller's operation of the Property) to make and perform such environmental evaluations, and other inspections and investigations of the physical condition of the Property. Buyer shall maintain for itself and on behalf of its consultants and contractors, or Buyer shall maintain and shall ensure that its agents, consultants and contractors maintain, public liability and property damage insurance insuring against any liability arising out of any entry, tests or investigations of the Property pursuant to the provisions hereof. Such insurance maintained by Buyer and/or its consultants, agents and contractors (as applicable) shall be in the amount of Two Million Dollars ($2,000,000.00) combined single limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy maintained by Buyer shall insure the contractual liability of Buyer covering the indemnities herein and shall (i) name the Seller and its manager (and their successors, assigns and affiliates) as additional insureds, (ii) contain a cross-liability provision, and (iii) contain a provision that "the insurance provided by Buyer hereunder shall be primary and non-contributing with any other insurance available to Seller." Buyer shall provide Seller with evidence of such insurance coverage prior to any entry, tests or investigations of the Property. The aforementioned insurance coverage may be obtained under a blanket policy carried by Buyer or its agents, consultants or contractors, as the case may be. Notwithstanding the foregoing, Buyer shall not be permitted to undertake any intrusive or destructive testing of the Property, including without limitation a "Phase II" environmental assessment, without in each instance first obtaining Seller's written consent thereto, which consent Seller may give or withhold in Seller's sole and absolute discretion. Prior to entering the Property (and on each and every occasion), Buyer shall deliver to Seller prior written notice thereof [or verbal notice wherein Buyer actually speaks with a representative of Seller (not a voicemail message) with written notice delivered immediately thereafter, if requested at such time], and shall afford Seller a reasonable opportunity to have a representative of Seller present to accompany Buyer while Buyer performs its evaluations, inspections, tests and other investigations of the physical condition, including without limitation, the environmental condition of the Property. Buyer also shall have the right to contact any governmental agency with respect to any Hazardous Materials on, or the environmental condition of, the Property, including, without limitation, in connection with a "Phase I" environmental report. Prior to any such contact, Buyer shall give Seller written notice thereof [or verbal notice wherein Buyer actually speaks with a representative of Seller (not a voicemail message) with written notice delivered immediately thereafter, if requested at such time], and shall afford Seller a reasonable opportunity to have a representative of Seller present to accompany Buyer while Buyer contacts any such governmental agency. In addition, prior to any entry to perform any necessary on-site inspections, tests or investigations with respect to the physical condition of the Property, Buyer shall give Seller written notice thereof [or verbal notice wherein Buyer actually speaks with a representative of Seller (not a voicemail message) with written notice delivered immediately thereafter, if requested at such time], including the identity of the company or party(s) who will perform such inspections, tests or investigations and the proposed scope of the inspections, tests or investigations, including, without limitation, the soil, drainage and seismic condition of the Property, its compliance with applicable laws, codes, regulations and governmental approvals, and the zoning, availability of utilities and feasibility of the Property for the use intended by Buyer. Seller shall approve or disapprove any proposed inspections, tests or investigations and the party(s) performing the same within two (2) business days after receipt of such notice. Seller's failure to advise Buyer of its disapproval of any proposed inspections, tests or investigations and the party(s) performing the same within such two (2) business day period shall be deemed Seller's approval thereof, except to the extent said proposed inspections, tests or investigations relate to "Phase II" environmental matters, in which event Seller's failure to advise Buyer of its approval or disapproval of any proposed environmental inspections, tests or investigations and the party(s) performing the same within such two (2) business day period shall be deemed Seller's disapproval thereof. Upon termination of this Agreement for any reason other than due to a default by Seller, Buyer shall promptly deliver to Seller copies of any reports relating to any inspections, tests or investigations of the Property performed by or on behalf of Buyer, provided, however, that any such delivery shall be made without representation or warranty of any kind as to the thoroughness or accuracy of any information contained therein or Seller's ability to rely thereon. Prior to Buyer contacting the tenants, Buyer shall give Seller written notice thereof, including the identity of the company or persons who will perform any tenant interview or contacts. Seller or its representative(s) may be present at any such interview or meeting with the tenants and Buyer will reasonably cooperate and coordinate with Seller to effectuate same. Buyer shall have until 5:00 p.m. (Pacific
     Time) on the Approval Date to notify Seller in writing of its approval or disapproval of any such evaluations, inspections and investigations.

               4.1.3  Plans, Permits, Reports and Related Information. Within
                      -----------------------------------------------
     five (5) business days after the Agreement Date, but only to the extent (a) the same is actually in Seller's or Seller's property manager's possession, or, to the extent Seller has the legal right to obtain a copy of same, in the possession of Seller's consultant previously hired to prepare such report(s), and (b) said report(s) has not already been delivered to Buyer by Seller prior to the Agreement Date, Seller will either deliver to Buyer, or, at absolutely no cost or liability to Seller, will use commercially reasonable efforts to assist Buyer to obtain from Seller's consultant, in either event, Seller will deliver to Buyer a true and complete copy of (a) property tax bills for the two (2) most recent tax fiscal years; (b) without any warranty or representation as to the accuracy thereof or to the ability of Buyer to rely thereon, soils reports, ADA reports, as-built plans and specifications, drawings, and structural or engineering studies or reports; and (c) without any warranty or representation as to the accuracy thereof or to the ability of Buyer to rely thereon, a copy of any existing survey(s) of the Property. Buyer shall have until 5:00 p.m. (Pacific Time) on the Approval Date to notify Seller in writing of its disapproval of any such matters. In no event shall Seller be required to prepare or obtain any information, report, document or survey not presently in Seller's possession.

               4.1.4  Leases and Other Information. Within five (5) business
                      ----------------------------
     days after the Agreement Date, but only to the extent (a) the same is actually in Seller's or Seller's property manager's possession, or, to the extent Seller has the legal right to obtain a copy of same, in the possession of Seller's consultant previously hired to prepare such report(s), and (b) said report(s) has not already been delivered to Buyer by Seller prior to the Agreement Date, Seller will either deliver to Buyer, or, at absolutely no cost or liability to Seller, will use commercially reasonable efforts to assist Buyer to obtain from Seller's consultant, in either event, Seller will deliver to Buyer or otherwise make available to Buyer at Seller's property management company's offices during normal business hours for inspection by Buyer, the following described documents and information: (i) a copy of all existing and pending leases and subleases together with any amendments or modifications thereof affecting any portion of the Property (collectively, the "Leases"), and any correspondence with the tenants of the Property of a material nature; (ii) a current rent roll for the Property, in the format customarily used by Seller, with the information contained therein made as of the date specified therein; (iii) a copy of project operating reports, in the format and for the time periods customarily prepared by Seller; and
     (iv) a copy of CAM reconciliations for the most recent full calendar year prior to the Closing and to the extent available, a summary of expenses for the current year. Buyer shall until 5:00 p.m. (Pacific Time) on the Approval Date to notify Seller in writing, of its approval or disapproval of the Leases and other information; provided, however, in no event shall
                                          --------  -------
     Seller be required to modify, terminate or otherwise supplement any of the Leases. At the Closing Seller shall assign to Buyer its rights and interests in and to the Leases and all security deposits then being held by Seller pursuant to the Assignment and Assumption of Leases in substantially the form attached hereto as Exhibit B, and made a part hereof.
                                 ---------

               4.1.5 Contracts. Within five (5) business days after the
                     ---------
     Agreement Date, but only to the extent (a) the same is actually in Seller's or Seller's property manager's possession, or, to the extent Seller has the legal right to obtain a copy of same, in the possession of Seller's consultant previously hired to prepare such report(s), and (b) said report(s) has not already been delivered to Buyer by Seller prior to the Agreement Date, Seller will either deliver to Buyer, or, at absolutely no cost or liability to Seller, will use commercially reasonable efforts to assist Buyer to obtain from Seller's consultant, in either event, Seller will deliver to Buyer a copy of all service agreements, commission agreements, maintenance agreements, easement agreements, improvement agreements, license agreements, and other agreements related to or affecting the Property and not included as part of the title documents delivered pursuant to Section 4.1.1 hereof (collectively, the "Contracts"). Buyer shall have a period of twenty-five (25) days after the Agreement Date to either approve of any such Contracts, or to notify Seller in writing, specifying any Contracts which Buyer desires be terminated on or before the Closing, and which, by their express terms, may be terminated on or before the Closing (the "Disapproved Contracts"); provided, however, in no event
                                                --------  -------
     shall Seller be required to terminate any Contracts which by their terms are not terminable prior to the Closing unless Buyer agrees, in writing, to pay the prorated charges or costs thereunder as of the Closing Date. Seller shall have until one (1) business day prior to the Approval Date to notify Buyer, in writing, of its agreement to lawfully terminate such Disapproved Contracts prior to the Closing, with such Disapproved Contracts being terminated effective on or before the Closing. Those Contracts not expressly disapproved by Buyer and those Disapproved Contracts which Seller has advised Buyer it will not terminate at or prior to the Closing (collectively, the "Approved Contracts") shall be assigned by Seller to Buyer at the Closing. Seller shall assign its rights and interests under the Approved Contracts to Buyer at the Closing pursuant to the Assignment and Assumption of Contracts, Warranties and Permits in substantially the form attached hereto as Exhibit C, and made a part hereof. Failure by
                             ---------
     Seller to agree to so terminate some or all of the Disapproved Contracts within the specified period shall be deemed to be a failure of this condition, unless Buyer withdraws its disapproval or rejection, in writing, prior to the 5:00 p.m. (Pacific Time) on the Approval Date.

               4.1.6  Economic Feasibility. Buyer's determination, in its sole
                      --------------------
     and absolute discretion, of the economic feasibility of the Property for Buyer's intended ownership.

               4.1.7  Natural Hazard Disclosure Statement. By the date which is
                      -----------------------------------
     seven (7) business days after the Agreement Date, Seller shall have executed and delivered to Buyer, a Natural Hazard Disclosure Statement, as and to the extent prescribed by California law, in substantially the form of Exhibit I attached hereto and made a part hereof (the "NHDS"). On or
        ---------
     prior to the Approval Date, Buyer shall execute and deliver to Seller one
     (1) counterpart original of the NHDS which signature shall, among other things, serve to acknowledge Buyer's receipt from Seller of such NHDS and Buyer's understanding and acceptance thereof.

               4.1.8  Other Matters. Buyer shall have reviewed and approved any
                      -------------
     other matters Buyer deems relevant to the Property prior to 5:00 p.m. (Pacific Time) on the Approval Date.

          4.2  Closing Conditions.
               ------------------

               4.2.1  Buyer's Closing Conditions. Following the Approval Date,
                      --------------------------
     Buyer's obligation to consummate the purchase of the Property shall be subject to the satisfaction or waiver by Buyer of the following conditions (collectively, the "Buyer's Closing Conditions"):

               4.2.1.1  Seller's Delivery of Estoppel Certificates. Seller will
                        ------------------------------------------
          obtain and deliver to Buyer by no later than five (5) business days prior to the Closing (the "Estoppel Delivery Date"), estoppel certificates from all of the tenants of the Property. Said certificates shall be substantially in the form (i) prescribed in such tenants' leases, or (ii) of the Tenant Estoppel Certificate attached hereto as Exhibit F, and made a part hereof, as applicable (provided,
                    ---------
          however, that in the event that a tenant returns its estoppel certificate with Section 12 altered, deleted, or marked out, the same shall still qualify as having been properly delivered by Buyer) (the "Estoppel Certificates"). Buyer shall be deemed to have approved each of the Estoppel Certificates so long as, in Buyer's reasonable judgment, there are no material defaults specified therein and no material deviations between the information specified in said estoppel certificates and the leases to which such estoppel certificates relate. If Seller is unable to provide Buyer with Estoppel Certificates from all of the tenants of the Property, Seller may elect to extend the Estoppel Delivery Date and the Closing Date for a period of up to an additional thirty (30) days in order to obtain said missing Estoppel Certificates. Seller shall notify Buyer, in writing, of its election by the Estoppel Delivery Date and shall specify therein the extended estoppel delivery date (the "Extended Estoppel Delivery Date") and the extended Closing Date. If Seller is unable to provide Buyer with Estoppel Certificates from all of the tenants of the Property by the Estoppel Delivery Date or the Extended Estoppel Delivery Date, as applicable, Buyer may either elect to (a) terminate this Agreement in which case the Deposits (to the extent then made) shall be returned to Buyer, or (b) consummate the transaction in accordance with the provisions hereof without Seller being required to obtain the missing Estoppel Certificates. Buyer shall notify Seller of its disapproval or approval of the Estoppel Certificates and, if applicable, of its election under clauses (a) or (b) hereof, in writing, by the earlier of the date which is two (2) business days after Seller's delivery to Buyer of the required number of Estoppel Certificates or the Estoppel Delivery Date or the Extended Estoppel Delivery Date, as the case may be.

               4.2.1.2  Seller's Delivery of Closing Documents. Seller shall
                        --------------------------------------
          have delivered to Escrow Holder or Buyer, as appropriate, all of the documents referred to in Section

          6.4.1 below, and Seller otherwise shall not be in material default of its obligations hereunder.

               4.2.1.3  Delivery of Title Policy. At the Closing, if Buyer has
                        ------------------------
          timely delivered to the Title Company an ALTA Survey in insurable form reasonably acceptable to the Title Company, the Title Company shall be irrevocably committed to issue to Buyer the ALTA Policy (defined below). Alternatively, if Buyer has not timely delivered to the Title Company an ALTA Survey in insurable form reasonably acceptable to the Title Company, the Title Company shall be irrevocably committed to issue to Buyer the CLTA Title Policy (defined below). The ALTA Policy or the CLTA Title Policy, as the case may be, shall be subject only to
          (i) a lien for real property taxes and assessments not then delinquent; (ii) matters of title respecting the Real Property approved or deemed approved by Buyer pursuant to the provisions of this Agreement; and (iii) matters affecting the condition of title to the Real Property created or permitted by, or with the written consent of, Buyer or its agents, representatives, consultants or contractors (collectively, the "Permitted Exceptions").

               4.2.1.4  Representations. Except as Seller otherwise discloses to
                        ---------------
          Buyer, in writing, prior to the Approval Date, Seller's representations contained in Section 26 of this Agreement shall have been true and correct in all material respects when made and, except as otherwise disclosed to Buyer in writing prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

               4.2.1.5  Termination of Disapproved Instruments. Seller lawfully
                        --------------------------------------
          terminating, or causing the lawful termination of, the Disapproved Contracts which Seller has agreed to terminate in accordance with the provisions of Section 4.1.5 hereof, all of which having an effective date of termination being on or before the Closing. Additionally, effective as of the Closing Date, Seller shall terminate any property management agreement made with its property management company with respect to the Property.

               4.2.1.6  Lease Terms. As of the Closing Date, no tenant under any
                        -----------
          of the Leases shall have any legal right by option or otherwise either to extend any lease term beyond April 15, 2001, or to otherwise occupy all or any portion of the Real Property or Improvements after April 15, 2001.

               4.2.2  Seller's Closing Conditions. Seller's obligation to
                      ---------------------------
     consummate the sale of the Property is conditioned upon the approval or Seller's written waiver on or prior to the Closing Date of the following conditions (collectively, the "Seller's Closing Conditions"):

               4.2.2.1 Not later than one (1) business day prior to Closing, Buyer shall deliver into the Escrow Account (for payment to Seller), in immediately available funds, cash in an amount of the balance of the Purchase Price remaining after deduction for the Deposits plus the
                                                                        ----
          costs, expenses and prorations required to be paid by Buyer hereunder.

               4.2.2.2 Buyer shall not be in material default of its obligations hereunder.

               4.2.2.3 Each of the documents required to be delivered by Buyer pursuant to Section 6.4.2 shall have been timely delivered as provided therein.

               4.2.2.4 All of Buyer's representations and warranties contained herein shall be true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date.

          4.3  Failure of Conditions. If any or all of the Pre-Closing
               ---------------------
Conditions are not satisfied or waived within the applicable time periods specified in Section 4.1 above, then Buyer may terminate this Agreement by delivering written notice thereof to Seller on or before the expiration of said time periods. If Buyer so elects to terminate this Agreement, the Initial Deposit shall be returned to Buyer and neither Buyer nor Seller shall have any further liability or obligation to each other, except for Buyer's Surviving Obligations. Notwithstanding anything to the contrary contained herein, if Buyer terminates this Agreement for failure of a Pre-Closing Condition or for any other reason other than a termination due to a default by Seller, within ten
(10) days after such termination Buyer shall deliver to Seller a copy of all materials, tests, audits, surveys, reports, studies and the results of any and all investigations and inspections conducted by Buyer (excluding any proprietary materials) (collectively, the "Buyer's Documents") and Buyer shall also return to Seller any and all documents, leases, agreements, reports and other materials given to Buyer by or on behalf of Seller (collectively, the "Seller's Documents") (the Buyer's Documents and the Seller's Documents are collectively referred to herein as the "Due Diligence Materials"). Notwithstanding anything to the contrary contained in this Agreement, if Buyer terminates this Agreement as a result of a default by Seller, Buyer shall not be obligated to deliver the Buyer's Documents to Seller upon or after such termination. The foregoing covenants of Buyer shall survive any such termination of this Agreement. If Buyer fails to terminate this Agreement by delivering written notice thereof to Seller prior to 5:00 p.m. (Pacific Time) on the Approval Date, (i) the Initial Deposit shall become non-refundable to Buyer, and (ii) within one (1) business day after the Approval Date, Buyer shall deposit into the Escrow Account, the Additional Deposit which shall also become non-refundable to Buyer subject to the satisfaction or waiver of the Buyer's Closing Conditions. The funding by Buyer of the Additional Deposit shall conclusively constitute Buyer's approval of the Pre-Closing Conditions. If the Pre-Closing Conditions are satisfied or waived by Buyer but any or all of the Buyer's Closing Conditions are not satisfied or waived by Buyer on or before the date established for the Closing, then Buyer shall notify Seller in writing of those Buyer's Closing Conditions which have not been satisfied or otherwise waived by Buyer (the "Buyer's Closing Conditions Failure Notice"). Seller shall have three (3) business days after Buyer has delivered to Seller the Buyer's Closing Conditions Failure Notice (and the Closing shall be extended, if necessary to give Seller such three (3) business day period) to notify Buyer in writing of Seller's election either to
(a) take such actions as may be necessary to cure such matters to Buyer's reasonable satisfaction prior to the date of Closing (as same may be extended), or (b) advise Buyer that Seller will not cure such matters (the "Seller's Conditions Notice"). If Seller elects not to cure such matters, then within two
(2) business days after Buyer's receipt of the Seller's Conditions Notice (and the Closing shall be extended, if necessary to give Buyer such two (2) business day period), Buyer, at its sole option, may elect to do any of the following:
(1) Buyer may elect to terminate this Agreement by delivering written notice thereof to Seller, in which event Seller shall promptly cause the return to Buyer of the Deposits, and the parties shall have no further obligations hereunder except for Buyer's Surviving Obligations; (2) if the Buyer's Closing Condition in question is any of those conditions specified in Sections 4.2.1.1, 4.2.1.3, 4.2.1.4 or 4.2.1.6 and Seller is not in any material manner responsible for the deviation or failure of such Buyer's Closing Condition, then Buyer may elect to terminate this Agreement by delivering written notice thereof to Seller, in which event Seller shall promptly cause the return to Buyer of the Deposits, and the parties shall have no further obligations hereunder except for Buyer's Surviving Obligations; (3) if the Buyer's Closing Condition in question is any of those conditions specified in Sections 4.2.1.2 or 4.2.1.5, or if the Buyer's Closing Condition in question is any of those conditions specified in Sections 4.2.1.1, 4.2.1.3 or 4.2.1.4 and Seller is actually responsible for the deviation or failure of such Closing Condition, then Buyer may pursue the remedies available to it pursuant to Section 5.2 below; or (4) Buyer may elect to waive the Buyer's Closing Condition(s) in question and proceed with the purchase of the Property. If Buyer elects to terminate the Agreement, neither party shall have any further liability or obligation hereunder except for Buyer's Surviving Obligations. If Seller elects to cure such matters as set forth in the Buyer's Closing Conditions Failure Notice, Seller shall promptly take any and all actions as may be necessary to cure same and the date of the Closing may be extended for a period of time reasonably acceptable to both Seller and Buyer to enable Seller to accomplish same. Failure by Buyer to notify Seller within the specified time periods set forth herein, shall be deemed an approval by Buyer of each such matter, in which event all such conditions and contingencies shall be conclusively deemed to be satisfied and approved. If any of the Seller's Closing Conditions are not satisfied or otherwise waived by Seller prior to the Closing Date, Seller may elect, in its sole and absolute discretion, to terminate this Agreement and pursue the remedy available to it pursuant to Section 5.1 below.

          4.4  Investigations Indemnity. Buyer shall keep the Property free from
               ------------------------
all liens and shall indemnify, defend (with counsel reasonably satisfactory to Seller), protect, and hold Seller and each of the parties comprising Seller and each of their members, officers, trustees, employees, representatives, agents, lenders, related and affiliated entities, successors and assigns harmless from and against any and all claims, demands, liabilities, judgments, penalties, losses, costs, damages, and expenses (including, without limitation, reasonable attorneys' and experts' fees and costs) relating to or arising in any manner whatsoever from any studies, evaluations, inspections, investigations or tests made by Buyer or Buyer's agents or representatives relating to or in connection with the Property or entries by Buyer or its agents or representatives in, on or about the Property; provided, Buyer shall not be liable to Seller under the foregoing indemnity solely as a result of the discovery by Buyer of a pre-existing condition in or on the Property. Notwithstanding any provision to the contrary in this Agreement, the indemnity obligations of Buyer under this Agreement shall survive any termination of this Agreement or, if the delivery of the Grant Deed and the transfer of title occurs, the indemnity obligations of Buyer pursuant to this Section 4.4 shall survive for a period of twelve (12) months from the Closing Date. In addition to the foregoing indemnity, if there is any damage to the Property caused by Buyer's and/or its agents' or representatives' entry in or on the Property, Buyer shall immediately restore the Property substantially to the same condition existing prior to Buyer's and its agents' or representatives' entry in, on or about the Property. The term "Hazardous Materials" as used in this Agreement shall mean and refer to (a) any hazardous or toxic wastes, materials or substances, or chemicals, and other pollutants or contaminants, which are or become regulated by applicable local, state, regional and/or federal orders, ordinances, statutes, rules, regulations (as interpreted by judicial and administrative decisions) and laws; (b) asbestos, asbestos-containing materials or urea formaldehyde; (c) polychlorinated biphenyls; (d) flammables, explosive, corrosive or radioactive materials; (e) medical waste and biochemicals; and (f) gasoline, diesel, petroleum or petroleum by-products.

     5.   Remedies/Liquidated Damages.

          5.1  Buyer's Default. If Buyer fails to complete the purchase of the
               ---------------
Property as provided in this Agreement solely by reason of any material default of Buyer (and not due to a failure of a condition precedent), Seller shall be released from its obligation to sell the Property to Buyer. Buyer and Seller hereby

Acknowledge And Agree That It Would Be Impractical And/or Extremely Difficult To Fix Or Establish The Actual Damage Sustained By Seller As A Result Of Such Default By Buyer, And Agree That The Deposits (Including All Interest) And The Delivery To Seller By Buyer Of The Due Diligence Materials Is A Reasonable Approximation Thereof. Accordingly, In The Event That Buyer Breaches This Agreement By Defaulting In The Completion Of The Purchase, The Deposits (Including All Interest) And The Delivery To Seller By Buyer Of The Due Diligence Materials Shall Constitute And Be Deemed To Be The Agreed And Liquidated Damages Of Seller, And Shall Be Paid By Buyer To Seller And The Title Company As Seller's Sole And Exclusive Remedy. Seller Agrees To Waive All Other Remedies Against Buyer Which Seller Might Otherwise Have At Law Or In Equity, Including, Without Limitation, Specific Performance, Which Remedy Seller Hereby Expressly Waives, By Reason Of Such Default By Buyer; Provided, However, The Foregoing Shall Not Limit (I) Buyer's Obligations To Pay To Seller All Attorneys' Fees And Costs Of Seller To Enforce The Provisions Of This Section
5.1 And/or Buyer's Indemnity Obligations Under Sections 4.4 And 16 Hereof, (Ii) Buyer's Indemnity Obligations Under Sections 4.4 And 16 Hereof, Or (Iii) The Ability And Right Of Seller To Enforce Such Indemnities. Each Of The Payment Of The Deposits (Including All Interest), The Payment By Buyer Of All Escrow Cancellation Charges And Fees, And The Delivery To Seller By Buyer Of The Due Diligence Materials As Liquidated Damages Is Not Intended To Be A Forfeiture Or Penalty, But Is Intended To Constitute Liquidated Damages To Seller Pursuant To California Civil Code Sections 1671, 1676 And 1677.

     Seller's Initials: ___________       Buyer's Initials: ____________

          5.2  Seller's Default.  If Seller Fails To Complete The Sale Of The
               ----------------
Property As Provided In This Agreement Solely By Reason Of Any Material Default Of Seller (And Not Due To A Failure Of A Condition Precedent), Buyer Shall Be Released From Its Obligation To Purchase The Property From Seller, And Buyer May Either (I) Proceed Against Seller By Bringing An Action For Specific Performance Under This Agreement Without Any Right To Seek Damages Of Any Kind Or Nature, Or
(Ii) Terminate This Agreement In Which Event The Deposits Shall Be Returned To Buyer, Together With Buyer's Reasonable Out-of-pocket Expenses Incurred In Connection With Buyer's Due Diligence Up To (But Not Exceeding) Twenty-five Thousand Dollars ($25,000.00), Seller Shall Be Responsible For Payment Of All Escrow Cancellation Charges And Fees, And Buyer Shall Promptly Return To Seller The Seller's Documents. Buyer And Seller Hereby Acknowledge And Agree That It Would Be Impractical And/or Extremely Difficult To Fix Or Establish The Actual Damage Sustained By Buyer As A Result Of Such Material Default By Seller, And Agree That The Remedy Set Forth In Clause (Ii) Above Is A Reasonable Approximation Thereof. Accordingly, In The Event That Seller Breaches This Agreement By Materially Defaulting In The Completion Of The Sale, And Buyer Elects Not To Exercise The Remedy Set Forth In Clause (I) Above But Instead Elects The Remedy Set Forth In Clause (Ii) Above, Such Sums Shall Constitute And Be Deemed To Be The Agreed And Liquidated Damages Of Buyer Which Is Not Intended To Be A Forfeiture Or Penalty, But Is Intended To Constitute Liquidated Damages To Buyer Pursuant To California Civil Code Sections 1671, 1676 And 1677. Buyer Agrees To, And Does Hereby, Waive All Other Remedies Against Seller Which Buyer Might Otherwise Have At Law Or In Equity By Reason Of Such Default By Seller In Failing To Complete The Sale Of The Property.

Nothing Herein Shall Be Deemed A Waiver Of Buyer's Right To Sue Seller For Damages For A Breach Or Default By Seller Of Its Obligations Under This Agreement, To The Extent Such Damages Do Not Arise Out Of Seller's Default In Failing To Complete The Sale Of The Property, So Long As Such Damages Do Not Exceed One Hundred Fifty Thousand Dollars ($150,000.00), And Provided That Any Claim, Action, Suit Or Proceeding With Respect To Any Such Alleged Breach Or Default By Seller Hereunder Shall Be Commenced, If At All, On Or Before The Date Which Is Six (6) Months After The Closing Date And, If Not So Commenced On Or Before Such Date, Thereafter Buyer Shall Be Forever Barred From Making Or Bringing Any Such Claim, Action, Suit Or Proceeding.

  Seller's Initials: ____________     Buyer's Initials: ____________

  6.  Closing and Escrow.

       6.1  Escrow Instructions.  Upon execution of this Agreement, the parties
            -------------------
hereto shall deposit a copy of an executed counterpart of this Agreement with Escrow Holder and this instrument shall serve as the instructions to Escrow Holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the Escrow Holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

       6.2  Date of Closing.  Unless otherwise agreed to in writing by the
            ---------------
parties, escrow shall close on or before 8:00 a.m. (Pacific Time) on the date which is fifteen (15) business days following the expiration of the Conditions Period, but in no event later than December 28, 2000 (the "Closing Date"), with time being of the essence. Such Closing Date may not be extended without the prior written approval of both Seller and Buyer, except as otherwise expressly provided in this Agreement and, in particular, in Section 4.2.1.1 hereof. In the event the Closing does not occur on or before the Closing Date (as same may be extended) the Escrow Holder shall, unless it is notified by both parties to the contrary within three (3) days prior to the actual date on which the Closing occurs, return to the depositor thereof items which may have been deposited hereunder. Any such return shall not, however, relieve either party hereto of any liability it may have for its wrongful failure to close.

       6.3  Conveyance. At Closing, Seller shall convey to Buyer fee simple
            ----------
title to the Property (excluding the Personal Property), by means of a grant deed in substantially the form of Exhibit D attached hereto and made a part
                                  ---------
hereof ("Grant Deed"), subject to all applicable laws, rules, regulations, codes, ordinances and orders, and the Permitted Exceptions. The Closing shall mean the date that the Grant Deed is recorded in the official records of Santa Clara County, possession of the Property is delivered to Buyer, and Buyer fulfills all of its obligations hereunder. If Seller cannot so deliver title to the Property to Buyer, Buyer may, at its option, take title to the Property in such condition as Seller can then convey, without abatement of the Purchase Price or, at Buyer's option, Buyer may exercise its remedies in accordance with the provisions of Section 5.2 above.

       6.4  Closing Documents.
            -----------------

            6.4.1 Seller's Closing Documents. At Closing, in addition to the
                  --------------------------
  Grant Deed (with the amount of the documentary transfer taxes affixed on a separate sheet to be attached to the Grant Deed after recordation), Seller shall deliver to Buyer, or Escrow Holder for delivery to Buyer, all of the following documents: (i) originals or true and complete copies of the Approved Contracts, if any; (ii) two (2) counterparts of the Assignment and Assumption of Leases in substantially the form attached hereto as Exhibit B, duly executed by Seller; (iii) two
                                 ---------
     (2) counterparts of the Assignment and Assumption of Contracts, Warranties and Permits in substantially the form attached hereto as Exhibit C, duly
                                                              ---------
     executed by Seller; (iv) two (2) counterparts of a bill of sale (the "Bill of Sale") for the Personal Property, if any, in substantially the form attached hereto as Exhibit E and made a part hereof, duly executed by
                        ---------
     Seller; (v) a certificate of non-foreign status in accordance with the requirements of Internal Revenue Code Section 1445, as amended ("FIRPTA Certificate") and a California Form 597-W with respect to the Property, duly executed by Seller; (vi) notices to the tenants with respect to the Leases, in substantially the form attached hereto as Exhibit G and made a
                                                          ---------
     part hereof, duly executed by Seller or Seller's property manager; and (vi) such other documents and instruments as may be reasonably required by the Title Company to consummate the transaction contemplated herein. Seller's timely making and delivery of the aforesaid documents and information shall be a condition precedent to Buyer's obligations under this Agreement. Time is of the essence with respect hereto.

               6.4.2  Buyer's Closing Payments and Documents.  At Closing, in
                      --------------------------------------
     addition to Buyer's payment to Seller of the Purchase Price, Buyer shall deliver to Seller or Escrow Holder for delivery to Seller, as applicable, the following: (i) two (2) counterparts of the Assignment and Assumption of Leases in substantially the form attached hereto as Exhibit B, duly
                                                         ---------
     executed by Buyer; (ii) two (2) counterparts of the Assignment and Assumption of Contracts, Warranties and Permits in substantially the form attached hereto as Exhibit C, duly executed by Buyer; (iii) two (2)
                        ---------
     counterparts of the Bill of Sale in substantially the form attached hereto as Exhibit E, duly executed by Buyer; and (iv) such other documents and
        ---------
     instruments as may be reasonably required by Seller or the Title Company to consummate the transaction contemplated herein. Buyer's timely making and delivery of the aforesaid funds, documents and information shall be a condition precedent to Seller's obligations under this Agreement. Time is of the essence with respect hereto.

     7.   Interim Operation of the Property.

          7.1 Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Agreement Date to the Closing Date, Seller agrees that it will operate, maintain, repair and lease the Property in the ordinary course and consistent with such Seller's past practices and will not dispose of or encumber its Property, except for dispositions of personal property in the ordinary course of business or as otherwise permitted hereunder. Without limiting the foregoing, Seller shall, in the ordinary course, enforce the terms of the Leases in all material respects and perform in all material respects all of landlord's obligations under the Leases (other than Leases that are or that are in process of being terminated due to the tenant's default thereunder). In no event shall Seller extend the term of any Lease.

          7.2 From and after the Agreement Date, in no event shall Seller enter any new lease or other use agreement for the Property, nor modify or amend any existing Lease, without the prior written consent of Buyer, which may be withheld in Buyer's sole and absolute discretion.

          7.3 Seller shall not enter into any agreement after the Agreement Date to create a lien or encumbrance on the Property which will survive the Closing without Buyer's prior written consent, which may be withheld in Buyer's sole and absolute discretion; provided, however, that such
                              --------
consent shall not be unreasonably withheld, conditioned or delayed with respect to any utility or similar easement necessary for the operation of the Property. Seller also shall not enter into any modification, amendment or renewal of any Approved Contract from and after the Agreement Date without Buyer's prior written consent, which may be withheld in Buyer's sole and absolute discretion; provided, however, that without Buyer's consent, Seller for cause may (i) terminate any Approved Contract for any material default thereunder or enter a new contract which replaces an existing Approved Contract, provided that such new Approved Contract is on substantially the same terms as the Approved Contract being replaced with the same or shorter period for termination thereto (but in any event any replacement Approved Contract shall permit termination by the then owner of the Property without penalty on not more than thirty (30) days' notice), and provided further that Seller promptly notifies Buyer upon terminating any such Approved Contract or entering into any replacement Approved Contract. Buyer's consent shall be deemed withheld if Buyer does not respond in writing to Seller's request for said consent within three (3) business days thereafter. In addition, during the period from the Agreement Date through Closing, Seller promptly shall give notice to Buyer in writing of all actions or decisions by Seller materially affecting the Property, including without limitation creation of any liens or encumbrances or entering into of any Contracts that would survive Closing, and Seller shall give notice to Buyer in writing of any damage to the Real Property (including damage resulting from the use, storage, disposal or release of Hazardous Materials on, in or under the Property by any tenant under the Leases) or destruction of any improvement thereon or condemnation of any portion of the Property of which Seller shall have actual knowledge within one (1) business day of Seller's receipt of such actual knowledge. If Buyer is entitled to withhold its consent under this
Section 7.3 to any action by Seller and does so withhold its consent, Seller shall not take the action not consented to.

     8.   Intentionally Omitted.

     9.   Seller's Maintenance of the Property.

     Between the Agreement Date and the Closing Date, Seller, at its expense, shall (i) maintain the Property in substantially the same condition as it was on the date of full execution hereof and in accordance with Seller's normal course of business, including making all routine repairs and replacements arising after the date hereof, subject to reasonable wear and tear and further subject to the occurrence of any damage or destruction to the Property by casualty or other causes or events beyond the control of such Seller; provided, however, that such
                                                    --------
Seller's maintenance obligations under this Section 9 shall not include any obligation to make capital expenditures or any other expenditures not incurred in Seller's normal course of business, except that Seller shall not be relieved from any maintenance or repair obligation imposed by the Leases; and (ii) continue to maintain its existing insurance coverage. Notwithstanding the foregoing, in the event Seller makes emergency capital expenditures after the Agreement Date to the Property, Seller shall deliver to Buyer promptly following the occurrence of an event that would require Seller to make such emergency capital expenditure, a written notice describing in reasonable detail the nature and cost of such emergency capital expenditure, and Buyer shall be obligated to reimburse Seller for such emergency capital expenditures to the extent tenants are required to pay such costs under the terms of the Leases and shall have confirmed in writing their obligation and the amount that they will so pay, and the Purchase Price payable at the Closing shall be increased by an amount equal to the amount spent by Seller in respect of such emergency capital expenditure. For purposes of this Agreement, "emergency capital expenditures" shall mean any emergency capital expenditures performed by Seller that are reasonably necessary to prevent an immediate threat to the health or safety of any person. Prior to the Closing Date, Seller shall have the right, but not the obligation (except to the extent that Seller's failure to act shall constitute a waiver of such rights or remedies), to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reason of any defaults by any tenant, provided, that with respect to any application by Seller of tenant security deposits held by Seller, the Seller will deliver, in connection with any such application, written notice to the affected tenant(s) indicating that their security deposits have been or are being so applied. Seller shall provide Buyer with written notice of any action taken by Seller pursuant to the foregoing provisions.

     10.  Casualty and Condemnation.

     In the event there is any damage to the Real Property (including damage resulting from the use, storage, disposal or release of Hazardous Materials on, in or under the Property by any tenant under the Leases) or destruction of any improvement thereon or condemnation of any portion of the Property, after the Approval Date, and the estimated cost of repairs is (i) Five Hundred Thousand Dollars ($500,000.00) or less for structural repairs, and One Million Dollars ($1,000,000,00) or less for all repairs other than structural repairs, Buyer shall be required to purchase the Property with a credit against the Purchase Price otherwise due hereunder equal to the amount of any insurance proceeds or condemnation awards actually collected by Seller prior to the Closing as a result of any such damage or destruction or condemnation, plus the amount of any
                                                          ----
insurance deductible or any uninsured amount or retention, less any sums
                                                           ----
expended by Seller prior to the Closing for the restoration or repair of the Property and/or in collecting such insurance proceeds or condemnation awards. Seller agrees that it will maintain its present casualty insurance policy with respect to the Property in full force and effect until the Closing. If the insurance proceeds or condemnation awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums it expended prior to the Closing for the restoration or repair of the Property or in collecting such insurance proceeds or condemnation awards, and Seller shall cooperate with Buyer and use diligent, good faith efforts to obtain such proceeds or awards. The foregoing obligation of Seller shall survive the Closing.

     Notwithstanding the foregoing, if (i) the Property is damaged (including damage resulting from the use, storage, disposal or release of Hazardous Materials on, in or under the Property by any tenant under the Leases) or destroyed by a casualty, to the extent that the cost of repair or restoration to substantially the same condition existing prior to such casualty would exceed Five Hundred Thousand Dollars ($500,000.00) for structural repairs or One Million Dollars ($1,000,000.00) for all repairs other than structural repairs, or (ii) in the case of a condemnation, the value of the Property or portion thereof so condemned is in excess of Five Hundred Thousand Dollars ($500,000.00), then Seller shall give Buyer prompt notice thereof and the Buyer may, at its option to be exercised by delivery of written notice to Seller within five (5) business days of Seller's notice to the Buyer of the occurrence of such casualty or condemnation, elect not to purchase the Property under this Agreement. If Buyer so duly elects not to purchase the Property, this Agreement shall terminate, the Deposits (to the extent made) shall be returned to Buyer and neither party shall have any further rights or obligations under this Agreement other than Buyer's Surviving Obligations. Any dispute as to the costs of such repair or restoration or value of a condemned portion of the Property shall be referred to a licensed architect jointly selected by Buyer and Seller for resolution, and the determination of such architect, which shall be made within a period of twenty (20) days after such submittal by the parties, shall be final, conclusive and binding on the parties. If the parties fail to agree upon the identity of such architect within five (5) business days after either party has notified the other of its choice of architect, then either party may at any time thereafter apply to a court of competent jurisdiction to appoint immediately such architect. The fees and expenses of such architect shall be paid equally by Buyer and Seller, and the parties shall cooperate with such architect by providing such information as such architect may reasonably require to resolve the dispute. If Buyer does not elect, in writing, not to purchase the

Property, Buyer shall be obligated to consummate the purchase of the Property as required by the terms hereof, with a credit against the Purchase Price otherwise due hereunder equal to the amount of any insurance proceeds or condemnation awards actually collected by Seller prior to the Closing as a result of any such damage or destruction or condemnation, plus the amount of any insurance
                                       ----
deductible or any uninsured amount or retention, less any sums expended by
                                                 ----
Seller prior to the Closing for the restoration or repair of the Property and/or in collecting such insurance proceeds or condemnation awards. If the insurance proceeds or condemnation awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums it expended prior to the Closing for the restoration or repair of the Property or in collecting such insurance proceeds or condemnation awards, and Seller shall cooperate with Buyer and use diligent good faith efforts to obtain such proceeds or awards. The foregoing obligation of Seller shall survive the Closing.

     11.  Limited Liability.

     Buyer on its own behalf and on behalf of its agents, members, partners, employees, representatives, related and affiliated entities, successors and assigns (collectively, the "Buyer Parties") hereby agrees that in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, property management company, affiliated or related entities of Seller or Seller's property management company, namely Legacy Partners Commercial, Inc. (formerly known as Lincoln Property Company Management Services, Inc. and LPC MS, Inc.), have any personal liability under this Agreement, or to any of Buyer's creditors, or to any other party in connection with the Property.

     12.  Release.

     Buyer on its own behalf and on behalf of each of the Buyer Parties hereby agrees that each of Seller, Seller's partners or members, as the case may be, and each of their partners, members, trustees, directors, officers, employees, representatives, property managers, asset managers, agents, attorneys, affiliated and related entities, heirs, successors and assigns (collectively, the "Releasees") shall be, and are hereby, fully and forever released and discharged from any and all liabilities, losses, claims (including third party claims), demands, damages (of any nature whatsoever), causes of action, costs, penalties, fines, judgments, attorneys' fees, consultants' fees and costs and experts' fees (collectively, the "Claims") with respect to any and all Claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Property including, without limitation, the physical, environmental and structural condition of the related Real Property or any law or regulation applicable thereto, including, without limitation, any Claim or matter (regardless of when it first appeared) relating to or arising from (i) the presence of any environmental problems, or the use, presence, storage, release, discharge, or migration of Hazardous Materials on, in, under or around the Property regardless of when such Hazardous Materials were first introduced in, on or about the Property, (ii) any patent or latent defects or deficiencies with respect to the Property, (iii) any and all matters related to the Property or any portion thereof, including without limitation, the condition and/or operation of the Property and each part thereof, and (iv) the presence, release and/or remediation of asbestos and asbestos containing materials in, on or about the Property regardless of when such asbestos and asbestos containing materials were first introduced in, on or about the Property. Buyer hereby waives and agrees not to commence any action, legal proceeding, cause of action or suits in law or equity, of whatever kind or nature, including, but not limited to, a private right of action under the federal superfund laws, 42 U.S.C. Sections 9601 et seq. and California Health and Safety Code Sections 25300 et seq. (as such laws and statutes may be amended, supplemented or replaced from time to time), directly or indirectly, against the Releasees or their agents in connection with Claims described above and expressly waives the provisions of Section 1542 of the California Civil Code which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR

and all similar provisions or rules of law. Buyer elects to and does assume all risk for such Claims heretofore and hereafter arising, whether now known or unknown by Buyer. The aforementioned release shall not include or be applicable to any Claims arising out of the entry into or performance of this Agreement by Seller nor any Claims directly resulting from or relating to a breach by Seller of any of the representations made in Section 26 hereof so long as any such Claim (in each instance) is made by Buyer within the six (6) month survival period specified in Section 26 below. After the expiration of said six (6) month period the aforementioned release will also include all Claims resulting from or relating to any breach by Seller of the representations made in Section 26 of this Agreement. In this connection and to the greatest extent permitted by law, Buyer hereby agrees, represents and warrants that Buyer realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge and acquit Seller from any such unknown Claims, debts, and controversies which might in any way be included as a material portion of the consideration given to Seller by Buyer in exchange for Seller's performance hereunder. Without limiting the foregoing, if Buyer has actual knowledge of (a) a default in any of the covenants, agreements or obligations to be performed by Seller under this Agreement and/or (b) any breach or inaccuracy in any representation of Seller made in this Agreement, and Buyer nonetheless elects to proceed to Closing, then, upon the consummation of the Closing, Buyer shall be conclusively deemed to have waived any such default and/or breach or inaccuracy and shall have no Claim against Seller or hereunder with respect thereto. Notwithstanding anything to the contrary contained herein, if Buyer obtains actual knowledge of any material default by Seller or any breach or inaccuracy in any such representation of Seller which, in Buyer's reasonable judgment, would have a material adverse effect on the Property or on Buyer's intended development of the Property, Buyer may terminate this Agreement and receive a return of the Deposits upon written notice to Seller within five (5) days after Buyer learns of such default or breach if, within five (5) days after Buyer's notice to Seller, Seller notifies Buyer in writing that Seller elects not to cure or remedy any such default or breach. Failure by Seller to so notify Buyer shall be deemed Seller's election not to cure or remedy any such default or
breach.   Upon such termination, the parties shall have no further obligations hereunder except for Buyer's Surviving Obligations. Notwithstanding anything to the contrary herein, subject to Buyer's termination right, Seller shall not have any liability whatsoever to Buyer with respect to any matter disclosed to or discovered by Buyer or its agents or representatives prior to the Closing Date.

     Seller has given Buyer material concessions regarding this transaction in exchange for Buyer agreeing to the provisions of this Section 12. Seller and Buyer have each initialed this Section 12 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 12 shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

     Seller's Initials: _______________         Buyer's Initials: ______________

     13.  AS-IS Condition of Property.

          13.1 Buyer specifically acknowledges, represents and warrants that prior to Closing, it and its agents and representatives will have thoroughly inspected the Property and observed the physical characteristics and condition of the Property. By Buyer purchasing the Property and upon the occurrence of the Closing, Buyer waives any and all right or ability to make a claim of any kind or nature against any of the Releasees for any and all deficiencies or defects in the physical characteristics and condition of the Property which would be disclosed by such inspection and expressly agrees to acquire the Property with any and all of such deficiencies and defects and subject to all matters disclosed by Seller herein or in any separate writing with respect to the Property and/or disclosed in and set forth in the NHDS for the Property. Buyer further acknowledges and agrees that except for any representations expressly made by Seller in Section 26 of this Agreement neither Seller or any of Seller's employees, agents or representatives have made any representations, warranties or agreements by or on behalf of Seller of any kind whatsoever, whether oral or written, express or implied, statutory or otherwise, as to any matters concerning the Property, the condition of the Property, the size of the Real Property, the size of the Improvements (including without limitation, any discrepancies in the actual rentable square footage of any leased premises within the Improvements), the present use of the Property or the suitability of Buyer's intended use of the Property. Buyer hereby acknowledges, agrees and represents that the Property is to be purchased, conveyed and accepted by Buyer in its present condition, "AS IS", "WHERE IS" AND WITH ALL FAULTS, and that no patent or latent defect or deficiency in the condition of the Property whether or not known or discovered, shall affect the rights of either Seller or Buyer hereunder nor shall the Purchase Price be reduced as a consequence thereof. Any and all information and documents furnished to Buyer by or on behalf of Seller relating to the Property shall be deemed furnished as a courtesy to Buyer but without any warranty of any kind from or on behalf of Seller. Buyer hereby represents and warrants to Seller that Buyer has performed an independent inspection and investigation of the Property and has also investigated and has knowledge of operative or proposed governmental laws and regulations including without limitation, land use laws and regulations to which the Property may be subject. Buyer further represents that, except for any representations expressly made by Seller in Section 26 of this Agreement, it shall acquire the Property solely upon the basis of its independent inspection and investigation of the Property, including without limitation, (i) the quality, nature, habitability, merchantability, use, operation, value, marketability, adequacy or physical condition of the Property or any aspect or portion thereof, including, without limitation, structural elements, foundation, roof, appurtenances, access, landscaping, parking facilities, electrical, mechanical, HVAC, plumbing, sewage, and utility systems, facilities and appliances, soils, geology and groundwater, or whether the Real Property lies within a special flood hazard area, an area of potential flooding, a very high fire hazard severity zone, a wildland fire area, an earthquake fault zone or a seismic hazard zone, (ii) the dimensions or lot size of the Real Property or the square footage of the Improvements thereon or of any tenant space therein, (iii) the development or income potential, or rights of or relating to, the Real Property or its use, habitability, merchantability, or fitness, or the suitability, value or adequacy of such Real Property for any particular purpose, (iv) the zoning or other legal status of the Real Property or any other public or private restrictions on the use of the Real Property, (v) the compliance of the Real Property or its operation with any applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions of any governmental or regulatory agency or authority or of any other person or entity (including, without limitation, the

American with Disabilities Act), (vi) the ability of Buyer to obtain any necessary governmental approvals, licenses or permits for Buyer's intended use or development of the Real Property, (vii) the presence or absence of Hazardous Materials on, in, under, above or about the Real Property or any adjoining or neighboring property, (viii) the quality of any labor and materials used in any Improvements, (ix) the condition of title to the Real Property, (x) the Leases, Contracts or any other agreements affecting the Real Property or the intentions of any party with respect to the negotiation and/or execution of any lease or contract with respect to the Property, (xi) Seller's ownership of the Property or any portion thereof, or (xii) the economics of, or the income and expenses, revenue or expense projections or other financial matters, relating to the operation of the Property. Without limiting the generality of the foregoing, Buyer expressly acknowledges and agrees that Buyer is not relying on any representation or warranty of Seller, nor any member partner, officer, employee, attorney, property manager, agent or broker of Seller, whether implied, presumed or expressly provided at law or otherwise, arising by virtue of any statute, common law or other legally binding right or remedy in favor of Buyer except as expressly provided in Section 26 below. Buyer further acknowledges and agrees that Seller is not under any duty to make any inquiry regarding any matter that may or may not be known to the Seller or any member, partner, officer, employee, attorney, property manager, agent or broker of Seller.

     Seller's Initials: _____________        Buyer's Initials: _____________

          13.2 Except as may otherwise be required to be performed by Seller under the provisions of Section 9 hereof, any reports, repairs or work required by Buyer are the sole responsibility of Buyer, and Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations or repairs to the Property or to cure any violations of law or to comply with the requirements of any insurer. Buyer is solely responsible for obtaining any certificate of occupancy or any other approval or permit necessary for transfer or occupancy of the Property and for any repairs or alterations necessary to obtain the same, all at Buyer's sole cost and expense. The provisions of this Section 13 shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

     14.  Prorations and Rent Arrearages.

          14.1 At Closing, all rents actually paid and collected, and any other charges owing and which have been collected by Seller for or in respect of the month in which the Closing occurs shall be prorated as of and through the Closing Date on the basis of a 365-day year, and the prorated amount attributable to the period following the Closing shall either be paid to Buyer at the Closing or credited against the Purchase Price, at Seller's option. Any CAM and other charges and expenses payable by the tenants under the Leases (collectively, the "Tenant Charges") on an estimated basis shall be reconciled against actual charges and expenses as of and at the Closing, to the extent then possible, and Seller shall provide a proposed reconciliation for Buyer's approval. Seller shall have a period of ninety (90) days following the actual Closing Date to provide Buyer with a final reconciliation of Tenant Charges. Buyer shall have the right to review and give or withhold its approval, such approval not to be unreasonably withheld, the final reconciliation within five
(5) business days after receipt from Seller. If the approved final reconciliation shows that Seller owes Buyer additional sums, Seller shall deliver such amount to Buyer together with the delivery of the final reconciliation of the Tenant Charges. If the approved final reconciliation shows that Buyer owes Seller additional sums, Buyer shall pay such amount to Seller within ten (10) days after Buyer's receipt of the final reconciliation. Other than as set forth above, there shall not be any further reconciliation of such Tenant Charges after the approved final reconciliation thereof, the proration of such Tenant Charges pursuant to the approved final reconciliation being conclusively presumed to be accurate. After the approved final reconciliation of the Tenant Charges is made by and between the parties, Buyer shall be solely liable and responsible to the tenants for such reconciliation of Tenant Charges under the Leases. The foregoing covenants made by the parties with respect to the final reconciliation of the Tenant Charges shall survive the Closing.

     14.2 In addition, to the extent not paid directly by any tenants of the Property, real property taxes and assessments, water, sewer and utility charges and amounts payable under the Approved Contracts (calculated on the basis of the period covered), and other expenses normal to the operation and maintenance of the Property shall be prorated as of and through the Closing Date on the basis of a 365-day year.

     14.3 At the Closing Seller shall credit against the Purchase Price the amount equal to the aggregate of all security deposits paid by the tenants under the Leases and received by Seller in connection with the Leases, to the extent Seller has not already returned or applied any of such security deposits in accordance with the terms of the applicable Leases; provided, however, that Seller shall use commercially reasonable efforts to compel any tenant who has failed to restore its security deposit after any application thereof by Seller to restore such amount prior to Closing. Buyer and Seller shall execute an assignment in a form reasonably acceptable to Buyer and Seller for any and all letters of credit posted by any of the tenants and Seller shall use all diligent efforts to cause the issuers of such letters of credit to consent thereto; provided, the receipt of such consents shall not be a condition precedent to
--------
Buyer's obligations under this Agreement. Notwithstanding the foregoing, if Seller is unable to obtain the issuers' consents to said assignments prior to the Closing Date, Seller shall use commercially reasonable efforts to cooperate with Buyer and assist Buyer to obtain said consents after the Closing Date. Buyer shall use commercially reasonable efforts after the Closing to attempt to collect any delinquent or other rental and reimbursable Tenant Charges and other expense arrearages attributable to the period prior to the Closing. After deduction of Buyer's out-of-pocket costs to collect same, Buyer shall promptly account to Seller and shall immediately reimburse Seller for all rents, expense reimbursements, Tenant Charges and other charges received by Buyer after the Closing which apply to any period prior to the Closing to the extent Seller has not already been paid for or credited with such sums. With respect to any rent or Tenant Charges arrears arising under any of the Leases, Seller shall have the right to attempt to collect such pre-closing delinquent rental obligations (including without limitation, all Tenant Charges) and Buyer will cooperate with Seller in such regard, at no cost to Buyer, provided that Buyer shall not be required to declare a default against such tenants under such Leases for such pre-closing delinquent rental obligations (including without limitation, all taxes and Tenant Charges). Notwithstanding the foregoing, after the Closing Seller shall not bring an action against any tenant under any of the Leases while such tenants are tenants of any portion of the Property which would seek to terminate any such tenant's lease. The provisions of this Section 14 shall survive the Closing.

     15.  Closing Costs.

     Except as expressly set forth herein, all costs associated with the transfer of title and the associated escrow shall be in accordance with the customary practices in Santa Clara County. Seller shall pay the documentary county transfer taxes, the premium charged by the Title Company for the CLTA Title Policy (excluding any endorsements thereto), and any escrow fees. At Closing, Buyer shall obtain from the Title Company a CLTA Owner's Policy of Title Insurance in the amount of the Purchase Price insuring fee simple title to the Property in Buyer (the "CLTA Title Policy"). Buyer may elect to cause the Title Company to issue an ALTA Owner's Policy of Title Insurance and if Buyer so elects in writing, Buyer shall timely provide the Title Company with an insurable ALTA Survey of the Property (and as is reasonably acceptable to the Title Company), at Buyer's sole cost and expense (the "ALTA Policy"). At Closing, Buyer shall pay any and all costs and incremental premiums or other charges related to the ALTA Policy (including all endorsements thereto) and the recording fees. Each party shall be solely responsible for its own legal fees and costs.

     16.  Brokers.

          16.1  Brokerage Commission.  Seller and Buyer respectively represent
                --------------------
that there are no brokers or other intermediaries entitled to receive brokerage commissions or fees or other compensation out of or with respect to the sale of the Property except for Colliers International (the "Broker"). Buyer is solely responsible for payment of a brokerage commission to the Broker, the amount of which shall be as specified in the separate agreement between Buyer and the Broker. Seller and Buyer shall indemnify and save and hold each other harmless from and against all claims, suits, damages and costs incurred or resulting from the claim of any person, except the Broker (payment of the Broker being Buyer's responsibility), that a commission, fee or remuneration is due in connection with this transaction pursuant to a written agreement made with said claimant. The provisions of this Section 16.1 shall survive the Closing or any termination of this Agreement.

          16.2  Separate Representation.  Seller and Buyer hereby acknowledge
                -----------------------
and agree that the Broker is the broker representing only the Buyer in connection with this transaction.

     17.  Notices.

     Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by U.S. mail, registered or certified, return receipt requested, postage prepaid, or by overnight delivery service showing receipt of delivery, or by personal delivery, or by facsimile transmission. Such notices shall be sent to the parties at the following addresses, or such other address as may otherwise be indicated by any such party in writing.

     If to Seller:    c/o Legacy Partners Commercial, Inc.
                      4000 East Third Avenue, Sixth Floor
                      Foster City, California  94404
                      Attention: Mr. Robert Phipps, Mr. Todd Hedrick and Ms.
                         Darleen Barnes
                      Phone number: 650-571-2200
                      Facsimile number:  650-235-2589 (Mr. Phipps), 650-573-8624
                         (Mr. Hedrick) and 650-572-9527 (Ms. Barnes)

     with a copy to:  c/o Goldman, Sachs & Company
                      85 Broad Street
                      New York, New York  10004
                      Attention:  Mr. Adam Brooks
                      Facsimile number:  212-357-5505
     and a copy to:    c/o Goldman, Sachs & Company
                       100 Crescent Court, Suite 1000
                       Dallas, Texas  75201
                       Attention:  Mr. Paul Milosevich
                       Phone number:  214-855-6364
                       Facsimile number:  214-855-6305

     and a copy to:    Real Estate Law Group, LLP
                       2330 Marinship Way, Suite 211
                       Sausalito, California 94965
                       Attention:  Bonnie Frank, Esquire
                       Phone number:  415-331-2555
                       Facsimile number:  415-331-7272

     If to Buyer:      Mercury Interactive
                       1325 Borregas Avenue
                       Sunnyvale, California  94089
                       Attention:  Mr. Adony Beniares
                       Phone number:  408-822-5200
                       Facsimile number:  408-822-5506

     with a copy to:   General Counsel Associates LLP
                       1891 Landings Drive
                       Mountain View, California  94043
                       Attention:  Deborah C. Aikins, Esquire
                       Phone number:  650-428-3900
                       Facsimile number:  650-428-3901

Notices as aforesaid shall be effective upon the earlier of actual receipt, or twenty-four (24) hours after deposit with the messenger or delivery service, or the next business day after delivery to an overnight delivery service, or within three (3) days after the deposit in the U.S. mail, or upon confirmation of transmission by facsimile, or when receipt is refused.

     18.  Entire Agreement.

     This Agreement constitutes the entire understanding of the parties and all prior agreements, representations, and understandings between the parties, whether oral or written, are deemed null and void, all of the foregoing having been merged into this Agreement. The parties acknowledge that each party and/or its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Agreement or any amendments or exhibits to this Agreement or any document executed and delivered by either party in connection with this Agreement.

     19.  Assignment.

     Buyer may not assign its rights, obligations and interest in this Agreement to any other person or entity, without first obtaining Seller's prior written consent thereto, which consent shall not be unreasonably withheld or delayed, except that Buyer, without the prior written consent of Seller, may assign its interest in and to this Agreement and the Property so long as (i) the assignee of Buyer is an affiliated entity of Buyer (i.e., an entity that controls, is controlled by or is under common control with Buyer), (ii) the assignee of Buyer assumes all of Buyer's obligations under this Agreement and agrees to timely perform same pursuant to an assignment agreement in form reasonably acceptable to Seller,
(iii) Buyer delivers to Seller at least ten (10) business days prior to the Closing (a) written notice of said proposed assignment and (b) a copy of the draft of the assignment agreement for Seller's reasonable approval, and (iv) the assignee of Buyer unconditionally ratifies and remakes all covenants, indemnities, representations and warranties of Buyer made in or in connection with this Agreement, all of the foregoing for the express benefit and reliance of Seller. No assignment shall relieve Buyer from any liability or its obligations under or in connection with this Agreement. Any attempted assignment not in compliance with the provisions of this Section 19 shall be null and void. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and permitted assigns.

     20.  Severability.

     If for any reason, any provision of this Agreement shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement and to the extent any provision of this Agreement is not determined to be unenforceable, such provision, or portion thereof, shall be, and remain, in full force and effect.

     21.  California Law.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     22.  Modifications/Survival.

     Any and all exhibits attached hereto shall be deemed a part hereof. This Agreement, including exhibits, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the Property, including without limitation, that certain letter of intent, dated October 23, 2000. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either expressed or
implied, except as may expressly be set forth herein.   After the expiration of
the six (6) month survival period specified in Sections 26 and 27 hereof with respect to Buyer's and Seller's representations made herein, all of Seller's representations in Section 26 and Buyer's representations in Section 27 made herein shall be deemed merged into the Grant Deed and shall be of no further force or effect. Any and all future modifications of this Agreement will be effective only if it is in writing and signed by the parties hereto. The terms and conditions of such future modifications of this Agreement shall supersede and replace any inconsistent provisions in this Agreement.

     23.  Confidentiality.

     Buyer agrees that, (a) except as otherwise provided or required by valid law, (b) except to the extent Buyer considers such documents or information reasonably necessary to prosecute and/or defend any claim made with respect to the Property or this Agreement, (c) except to the extent reasonably necessary to deliver such documents or information to Buyer's employees, paralegals, attorneys and/or consultants in connection with Buyer's evaluation of this transaction, and (d) except to the extent necessary to contact any governmental authority or regulatory agency regarding any Hazardous

Material on or environmental condition of the Property, including, without limitation, in connection with Buyer's performance of a "Phase I" environmental site assessment, (i) Buyer and Buyer's agents, consultants, representatives, attorneys, employees, successors and assigns (collectively, the "Buyer's Representatives"), shall use all diligent efforts to keep the contents of any materials, reports, documents, data, test results, and other information related to the transaction contemplated hereby, including without limitation, the Due Diligence Materials and all information regarding Buyer's acquisition or ownership of the Property strictly confidential, (ii) Buyer and Buyer's Representatives shall keep and maintain the contents of this Agreement, including without limitation, the amount of consideration being paid by Buyer for the Property strictly confidential, and (iii) prior to the Closing Buyer and Buyer's Representatives shall refrain from generating or participating in any publicity or press release regarding this transaction without the prior written consent of Seller. Buyer acknowledges that significant portions of the Due Diligence Materials are proprietary in nature and that Seller would suffer significant and irreparable harm in the event of the misuse or disclosure of the Due Diligence Materials. Without affecting any other rights or remedies that either party may have, Buyer acknowledges and agrees that Seller shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach, threatened breach or anticipatory breach of the provisions of this Section 23 by Buyer or any of Buyer's Representatives. The provisions of this Section 23 shall survive any termination of this Agreement for a period of twelve (12) months but shall not survive the Closing except for Buyer's covenants in clause (ii) hereof, which covenant shall survive the Closing for a period of twelve (12)months. Upon execution of this Agreement by Buyer and Seller the terms and conditions of that certain Confidentiality, Access and Indemnity Agreement executed by Buyer and Seller as of November 14, 2000 shall be superceded by any inconsistent provisions of this Agreement.

     24.  Counterparts.

     This Agreement may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. Buyer and Seller agree that the delivery of an executed copy of this Agreement by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Agreement had been delivered.

     25.  Dispute Costs.

     In the event any dispute between the parties with respect to this Agreement result in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing in such proceeding for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any. The provisions of this Section 25 shall survive any termination of this Agreement or the Closing.

     26.  Seller's Representations.

     Seller hereby represents to Buyer that the following matters are true and correct as of the date of execution of this Agreement, are material and are being relied upon by Buyer and shall, except as otherwise disclosed in writing by Seller to Buyer, be true and correct as of the Closing:

          26.1 Seller is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware.

          26.2 This Agreement and all documents executed by Seller that are to be delivered to Buyer at Closing (i) are, or at the time of Closing will be, duly authorized, executed and delivered by Seller, (ii) do not, and at the time of Closing will not, violate any provision of any judicial order to which Seller is a party or to which Seller or the Property is subject and (iii) constitute (or in the case of closing documents will constitute) a valid and legally binding obligation of Seller. Seller has full and complete power and authority to enter into this Agreement and, subject to obtaining any consents or waivers required to be obtained prior to Closing, to perform its obligations hereunder.

          26.3 Except as set forth in the materials delivered to Buyer or made available to Buyer pursuant to Section 4 above, or as otherwise disclosed in writing by Seller to Buyer prior to Closing, to Seller's actual knowledge, (i) there are no pending or threatened legal proceedings, including, without limitation, condemnation proceedings, or administrative actions of any kind or character materially and adversely affecting the Property or Seller's interest therein, and (ii) Seller has not received written notice of any special assessment proceedings affecting the Property.

          26.4 Except as set forth in the materials delivered to Buyer or made available to Buyer pursuant to Section 4 above, or as otherwise disclosed in writing by Seller to Buyer prior to Closing, Seller has received no written notice from any city, county, state or other government authority of any violation of any statute, ordinance, regulation, or administrative or judicial order or holding, including, without limitation, any laws regarding environmental matters, including, without limitation, laws with respect to a release of Hazardous Materials on or under the Property, whether or not appearing in public records, with respect to the Property, which violation has not been corrected.

          26.5 Except as set forth in the materials delivered to Buyer or made available to Buyer pursuant to Section 4 above, or as otherwise disclosed in writing by Seller to Buyer prior to Closing, Seller has received no written notice from any city, county, state or other government authority (i) of any order or directive requiring any work of repair, maintenance or improvement be performed on the Property, or (ii) relating to defects in the Improvements or relating to noncompliance with any applicable building code or restriction, including, without limitation, the Americans with Disabilities Act of 1990 ("ADA"), Title 24 of the California Administrative Code and other federal, state and local laws (including laws or codes regulating fire, safety, handicapped access or seismic design), that has not been corrected, or relating to any threat of impending condemnation.

          26.6 Except as set forth in the materials delivered to Buyer or made available to Buyer pursuant to Section 4 above, or as set forth in the tenant estoppel certificates delivered to Buyer pursuant to Section 4.2.1.1 above, or as otherwise specifically disclosed in writing to Buyer prior to Closing, (i) the Leases are in full force and effect and have not been modified in any material manner, and (ii) to Seller's actual knowledge, there are no current defaults in the performance of the obligations of any party under the Leases. Additionally, (a) there are no outstanding assignments by Seller of Seller's interest in the Leases, and (b) there are no other leases, service contracts, maintenance agreements or other agreements with respect to the Property other than those delivered to or made available to Buyer pursuant to the provisions hereof.

          26.7 The materials delivered to Buyer or made available to Buyer pursuant to Section 4 above contain true, correct and complete copies of all Leases, all material Contracts and all material environmental and structural reports to the extent in the actual possession of Seller and, to Seller's actual knowledge, said materials delivered to or otherwise made available to Buyer under this Agreement by Seller contain complete copies of the documents in Seller's possession. Notwithstanding anything contained herein to the contrary, Seller is only delivering and making available said materials to the extent currently in Seller's possession and Seller shall not be required to prepare or obtain any information, document, report or survey. Seller is not making any express or implied representation as to the accuracy or thoroughness of the contents of any of said materials or of the ability of Buyer to rely on any of said materials. This representation shall not be deemed breached by virtue of any new leases or new agreements entered into after the Agreement Date in accordance with the provisions of Section 7 hereof.

          26.8 Foreign Person.  Seller is not a "foreign person" within the
               --------------
meaning of Section 1445(f)(3) of the Internal Revenue Code, as amended.

          26.9 No Bankruptcy.   Seller has not (i) made a general assignment for
the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) make an offer of settlement, extension or composition to its creditors generally.

     Buyer and Seller each specifically acknowledge and agree that all references in this Agreement, in any of the exhibits attached hereto and in any document, certificate or statement to be delivered by Seller to Buyer hereunder to the phrases "to Seller's actual knowledge," or "known to Seller" (whether used in the phrase "to the actual knowledge of Seller," "actually known to Seller," "Seller's knowledge," or in similar or other contexts) (1) shall mean the actual (not constructive or imputed) personal knowledge of Robert Phipps, Hanna Eyal and Jami Shaw Atkinson (collectively, the "Seller's Personnel"); (2) shall in no case mean or refer to the actual or constructive knowledge of any other employee, partner, member, officer, director, agent, trustee or member, partner, representative or employee of a partner, member, officer, director, agent or other representative of Seller or any investment advisor, attorney, management company, contractor or representative of Seller (together with Seller's Personnel, the "Seller Representatives"); and (3) shall in no event or circumstance impose upon Seller or any of the Seller Representatives any duty or obligation to verify, inquire or make any independent inquiry or investigation of any such representation, warranty or statement, or to otherwise investigate the facts or circumstances relating or otherwise pertinent thereto. Buyer further acknowledges and agrees that none of the Seller Representatives shall be personally liable, or otherwise have any personal liability, under or in connection with this Agreement, including without limitation, in connection with any of the representations, warranties or statements made in connection with, or pursuant to, this Agreement. The foregoing representations of Seller made hereinabove shall survive the Closing for a period of six (6) months after the Closing Date; provided, however, that any claim, action, suit or proceeding with respect to the truth, accuracy or completeness of any representations made by Seller herein shall be commenced, if at all, on or before the date which is six
(6) months after the Closing Date and, if not so commenced on or before such date, thereafter Buyer shall be forever barred from making or bringing any such claim, action, suit or proceeding as though said representations are then void and of no further force or effect. Notwithstanding any provision contained herein to the contrary, Buyer shall have no right to rely on, and Seller shall have no liability with respect to, any representation or warranty (including any future certification or statement, actually or deemed made, as to representations or warranties) which Buyer actually knows to be inaccurate or untrue at the time such representation or warranty is given.

     27.  Buyer's Representations.

     Buyer hereby represents and warrants to Seller that the following matters are true and correct as of the date of execution of this Agreement, are material and are being relied upon by Seller, and shall, except as otherwise disclosed in writing by Buyer to Seller, be true and correct as of the Closing: (i) Buyer is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) this Agreement and all documents executed by Buyer that are to be delivered to Seller at Closing (a) are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer, (b) do not, and at the time of Closing will not, violate any provision of any judicial order to which Buyer is a party or to which Buyer is subject and (c) constitute (or in the case of closing documents will constitute) a valid and legally binding obligation of Buyer; (iii)Buyer has full and complete power and authority to enter into this Agreement and, subject to obtaining any consents or waivers required to be obtained prior to Closing, to perform its obligations hereunder; and (iv) (a) Buyer is not presently the subject of a bankruptcy, insolvency or probate proceedings and Buyer does not anticipate nor intend to file or cause to be filed any bankruptcy or insolvency proceeding involving Buyer or Buyer's assets during the pendency of this Agreement, (b) Buyer has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of an investment in the Property, (c) Buyer is represented by competent counsel, (d) Buyer shall furnish all of the funds for the purchase of the Property (other than funds supplied by institutional lenders which will hold valid mortgage liens against the Property) and such funds will not be from sources of funds or properties derived from any unlawful activity, (e) prior to Closing, Buyer and its agents will have thoroughly inspected the Property, fully observed the physical characteristics and condition of the Property, and performed a thorough investigation of the suitability of Buyer's intended use of the Property, including without limitation, the suitability of the topography; the availability of water rights or utilities; any natural hazard of any kind or nature, including without limitation, flood hazard, earthquake fault or seismic hazard, or forest fire risk or hazard; the present and future zoning, subdivision and any and all other land use matters; the condition of the soil, subsoil or groundwater of the Property and any and all other environmental matters; the purpose(s) to which the Property is suited; drainage; flooding; access to public roads; and proposed routes or roads or extensions relative to the Property, (f) Buyer acknowledges and confirms that, as of the date of Buyer's receipt of the NHDS, Buyer has received, read and understood the NHDS for the Property and agrees to accept the Property with all matters reflected, disclosed and set forth in the NHDS for the Property, and (g) Buyer understands it will have no recourse whatsoever against Seller or any of the other Releasees except as otherwise expressly set forth in this Agreement.

     Seller acknowledges and agrees that no employee, partner, member, officer, director, agent, trustee or member, partner, representative or employee of a partner, member, officer, director, agent or other representative of Buyer or any investment advisor, attorney, management company, contractor or representative of Buyer ("Buyer's Representatives"), shall be personally liable, or otherwise have any personal liability, under or in connection with this Agreement, including, without limitation, in connection with any of the representations, warranties or statements made in connection with, or pursuant to, this Agreement. The foregoing representations of Buyer made hereinabove shall survive the Closing for a period of six (6) months after the Closing Date; provided, however, that any claim, action, suit or proceeding with respect to the truth, accuracy or completeness of any representations made by Buyer herein shall be commenced, if at all, on or before the date which is six (6) months after the Closing Date and, if not so commenced on or before such date, thereafter Seller shall be forever barred from making or bringing any such claim, action, suit or proceeding as though said representations are then void and of no further force or effect. Notwithstanding any provision contained herein to the contrary, Seller shall have no right to rely on, and Buyer shall have no liability with respect to, any representation or warranty (including any future certification or statement, actually or deemed made, as to representations or warranties) which Seller actually knows to be inaccurate or untrue at the time such representation or warranty is given.

     28.  Time of the Essence; and Business Days.

     Time is of the essence in the performance of each of the parties' respective obligations contained herein. Unless the context otherwise requires, all periods terminating on a given day, period of days, or date shall terminate at 5:00 p.m. (Pacific Time) on such date or dates and references to "days" shall refer to calendar days except if such references are to "business days" which shall refer to days which are not a Saturday, Sunday or legal holiday. Notwithstanding the foregoing, if any period terminates on a Saturday, Sunday or legal holiday, under the laws of the State of California, the termination of such period shall be on the next succeeding business day. The time in which any act provided under this Agreement is to be done, shall be computed by excluding the first day and including the last day, unless the last day is a Saturday, Sunday or legal holiday under the laws of the State of California, and then it is also so excluded.

     29.  Agreement Date.

     The parties hereby covenant and agree that the "Agreement Date" shall be the date on which the Escrow Holder confirms in writing to both Seller and Buyer that the Escrow Holder has actually received from both parties two (2) signed and initialed original counterparts of this Agreement and the Escrow Holder is in a position to release to each of the parties a fully executed original of this Agreement signed and initialed in counterparts. The Escrow Holder shall insert such date in each original counterpart of this Agreement on Page 1 hereof. If either party fails to submit two (2) signed and initialed original counterparts of this Agreement to Escrow Holder within five (5) business days after the delivery to Escrow Holder by the other party of two (2) signed and initialed original counterparts of this Agreement, then the party which delivered to Escrow Holder said signed and initialed counterparts of this Agreement may, at its option, withdraw such signed and initialed counterparts therefrom without any obligation to resubmit same to Escrow Holder thereafter.

     30.  No Third Party Beneficiaries.

     Except as otherwise expressly set forth herein, Seller and Buyer do not intend, and this Agreement shall not be construed, to create a third-party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Agreement.

     31.  Discharge of Seller's Bonds - Intentionally Omitted.

     32.  Drafts not an Offer to Enter into a Legally Binding Contract

     The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, including without limitation, all of the exhibits hereto, and each of Seller and Buyer have fully executed and delivered (or caused the delivery) to each other a counterpart of this Agreement, including without limitation, all exhibits hereto.

     33.  Disclosure Items.

     In addition to the provisions of Sections 4, 11, 12 and 13 hereof, Buyer acknowledges that prior to the date hereof all of the following information and matters have been disclosed to Buyer by virtue of either the delivery to Buyer of a copy of reports with respect to said matters or a brief summary of Seller's understanding and knowledge of the matters set forth in Exhibit J attached
                                                        ---------
hereto and made a part hereof. Prior to the date hereof, Seller has delivered to Buyer a copy of the reports listed in Exhibit K attached hereto
                                         ---------
(collectively, the "Reports"). Buyer hereby expressly acknowledges and unequivocally agrees that if it elects to proceed with the Closing (or is deemed to have approved its contingencies), then it is acquiring the Property subject to any and all deficiencies, defects and other matters referred to or otherwise set forth in the Reports and the Due Diligence Materials delivered to Buyer or otherwise made available to Buyer pursuant to Section 4 hereof. Notwithstanding anything to the contrary contained herein, Seller makes no representations or warranties with respect to (i) the adequacy or accuracy of any report, study or other information prepared by a third party for or on behalf of Seller and included as part of the Due Diligence Materials, including without limitation, the Reports, or (ii) the matters set forth in Exhibit J attached hereto and made
                                              ---------
a part hereof (collectively, the "Disclosure Items"). Except for any breach of the representations made by Seller herein as specified in Section 26 above, Seller shall have no liability with respect to any matters disclosed or contained in the Due Diligence Materials or the Disclosure.


     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.

BUYER:

Mercury Interactive Corporation,
a Delaware corporation


By:      /s/ Sharlene Abrams
       -------------------------------------
Name:    Sharlene Abrams
       -------------------------------------
Title:   Chief Financial Officer
       -------------------------------------


By:      /s/ Susan J. Skaer
       -------------------------------------
Name:    Susan J. Skaer
       -------------------------------------
Title:   Vice President & General Counsel
       -------------------------------------

////signatures continued on next page////

////signatures continued from prior page////


SELLER:

WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By:     /s/ Paul Milosevich
        ---------------------------------------
     Name: ____________________________________
     Title:  V.P.
           ------------------------------------

                   EXHIBIT A TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                    LEGAL DESCRIPTION OF THE REAL PROPERTY



All that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

Parcel A, as shown on that certain map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of Parcel 5 as shown upon that certain Parcel Map recorded in Book 383 of Maps at Page 19, Santa Clara County Records", which map was filed in the office of the Recorder of the County of Santa Clara, State of California on February 13, 1979, in Book 435 of Maps at page 28.

                   EXHIBIT B TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                      ASSIGNMENT AND ASSUMPTION OF LEASES



     This Assignment and Assumption of Leases (the "Assignment") is made and entered into as of this ____ day of ________, 2000 ("Assignment Date"), by and between WHSUM Real Estate Limited Partnership, a Delaware limited partnership ("Assignor"), and Mercury Interactive Corporation, a Delaware corporation ("Assignee"), with reference to the following facts.

                                   RECITALS
                                   --------

     A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement, made and entered into as of December __, 2000 (the "Purchase Agreement"), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor that certain improved real property located at 242-252 Humboldt Court, Sunnyvale, California, as legally described in Exhibit A
                                                                       ---------
attached hereto and made a part hereof (the "Real Property") together with all
(i) improvements, structures and fixtures (other than trade fixtures) (collectively, the "Improvements") and personal property (the "Personal Property") actually owned by Assignor (if any) located in, on or about the Real Property or the Improvements and actually used in the operation of the Improvements, and (ii) easements, appurtenances, rights and privileges actually belonging thereto (collectively, the "Appurtenances"). The Real Property, the Improvements, the Personal Property and the Appurtenances are collectively referred to herein as the "Property."

     B. Assignor has previously entered into certain leases of the Property, as more particularly described in Schedule 1 attached hereto and made a part
                                  ----------
hereof (collectively, the "Leases").

     C. Assignor presently has security deposits from the tenants under the Leases in the amounts set forth in Schedule 2 attached hereto and made a part
                                   ----------
hereof (collectively, the "Security Deposits").

     D. Assignee has acquired fee title to the Property from Assignor on the Assignment Date. Assignor now desires to assign and transfer to Assignee all of Assignor's rights and interests in and to, and obligations under, the Leases and the Security Deposits, and Assignee desires to assume all of Assignor's rights, title, interests and obligations in, to and under the Leases and the Security Deposits, as set forth herein.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Assignment and Assumption.  Effective as of the Assignment Date,
          -------------------------
Assignor hereby grants, transfers, conveys, assigns and delegates to Assignee all of the rights, interests and obligations of Assignor in, to and under the Leases and the Security Deposits. Assignee hereby accepts such assignment and delegation by Assignor and expressly and unconditionally assumes and covenants to keep, perform, fulfill and discharge (i) all of the terms, covenants, conditions and obligations required to be kept, performed, fulfilled and discharged by Assignor as landlord in and under the Leases and with respect to the Security Deposits, and (ii) all of the covenants, terms and obligations required to be kept, performed, fulfilled and discharged by Assignor with respect to the payment and/or provision of those certain tenant improvement costs, tenant improvement allowances and leasing commissions in the amounts and as more particularly set forth in Schedule 3 attached hereto (collectively, the "Leasing
                          ----------
Costs"). Notwithstanding the foregoing or anything to the contrary contained herein, Assignor shall retain all rights, title and interest in and to all rentals and other amounts payable by the tenants under the Leases for the period of time prior to the Assignment Date.

     2.   Intentionally Omitted.

     3.   Dispute Costs.  In the event of any dispute between Assignor and
          -------------
Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including without limitation, reasonably attorneys' fees and costs. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4.   Counterparts.  This Assignment may be executed in counterparts, each
          ------------
of which shall be deemed an original, and all of which shall taken together be deemed one document. Assignor and Assignee agree that the delivery of an executed copy of this Assignment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Assignment had been delivered.

     5.   Survival.  This Assignment and the provisions hereof shall inure to
          --------
the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns.

     6.   Limited Liability.  This Assignment is made without recourse and
          -----------------
without any express or implied representation or warranty of any kind or nature, except as expressly set forth in the Purchase Agreement. Assignee and Assignor, on its own behalf and on behalf of its agents, members, partners, employees, representatives, successors and assigns each hereby agrees that in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, property management company, affiliated or related entities of (i) Assignor or Assignor's property management company, namely Legacy Partners Commercial, Inc. (formerly known as Lincoln Property Company Management Services, Inc. and LPC MS, Inc.), or of (ii) Assignee have any personal liability under this Assignment, or to any of the other's creditors, or to any other party in connection with the Property.

     7.   No Third Party Beneficiaries.  Except as otherwise expressly set forth
          ----------------------------
herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third-party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment.


\\\\\     continued on next page

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Assignment Date.

ASSIGNOR:

WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By: _________________________
     Name:  ______________________
     Title:  _____________________


ASSIGNEE:

Mercury Interactive Corporation,
a Delaware corporation


By:    __________________________
Name:  __________________________
Title: __________________________


By:    __________________________
Name:  __________________________
Title: __________________________

                   EXHIBIT C TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

        ASSIGNMENT AND ASSUMPTION OF CONTRACTS, WARRANTIES AND PERMITS



     This Assignment and Assumption of Contracts, Warranties and Permits (the "Assignment") is made and entered into as of this ____ day of ________, 2000 ("Assignment Date"), by and between WHSUM Real Estate Limited Partnership, a Delaware limited partnership ("Assignor"), and Mercury Interactive Corporation, a Delaware corporation ("Assignee"), with reference to the following facts.

                                   RECITALS
                                   --------

     A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement, made and entered into as of December __, 2000 (the "Purchase Agreement"), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor that certain improved real property located at 242-252 Humboldt Court, Sunnyvale, California, as legally described in Exhibit A
                                                                       ---------
attached hereto and made a part hereof (the "Real Property") together with all
(i) improvements, structures and fixtures (other than trade fixtures) (collectively, the "Improvements") and personal property (the "Personal Property") actually owned by Assignor (if any) located in, on or about the Real Property or the Improvements and actually used in the operation of the Improvements, and (ii) easements, appurtenances, rights and privileges actually belonging thereto (collectively, the "Appurtenances"). The Real Property, the Improvements, the Personal Property and the Appurtenances are collectively referred to herein as the "Property."

     B. Assignee has acquired fee title to the Property from Assignor on the Assignment Date. Assignor now desires to assign and transfer to Assignee all of Assignor's rights and interests in, to and under the Contracts, Warranties and Permits, as hereinafter defined.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Assignment and Assumption.  Effective as of the Assignment Date,
          -------------------------
Assignor hereby grants, transfers, conveys, assigns and delegates to Assignee all of its rights and interests of Assignor in, to and under (i) those warranties and guaranties that are set forth in Schedule 1 attached hereto and
                                                ----------
made a part hereof (collectively, the "Warranties"); (ii) all intangible property (other than any tradenames of Seller or any affiliated or related entities of Seller) now owned by Assignor in connection with any portion of the Property, including without limitation, all governmental permits, approvals and licenses (to the extent assignable) (collectively, the "Permits"); and (iii) those agreements, utility contracts, service contracts, maintenance contracts, operating contracts and other rights relating to the ownership, use or operation of the Property that are set forth in Schedule 2 attached hereto and made a part
                                      ----------
hereof (collectively, the "Contracts"). Effective as of the Assignment Date, Assignee hereby accepts such assignment and delegation by Assignor and agrees to fully perform and assume all the obligations of Assignor under the Warranties, Permits and Contracts.

     2.   No Warranties.  Assignee does hereby covenant with Assignor, and
          -------------
represents and warrants to Assignor, that Assignor is transferring each of the Warranties, Permits and Contracts to Assignee (to the extent the terms of any of the Contracts do not limit or restrict such right) without any warranty of any kind or nature. This Assignment shall not be construed as a representation or warranty by Assignor as to the transferability or enforceability of the Warranties, the Contracts, the Permits or the intangible property (collectively, the "Interests"), and Assignor shall have no liability to Assignee in the event that any or all of the Interests (a) are not transferable to Assignee or (b) are cancelled or terminated by reason of this Assignment or any acts of Assignee.

     3.   Dispute Costs.  In the event of any dispute between Assignor and
          -------------
Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including without limitation, reasonably attorneys' fees and costs. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4.   Counterparts.  This Assignment may be executed in counterparts, each
          ------------
of which shall be deemed an original, and all of which shall taken together be deemed one document. Assignor and Assignee agree that the delivery of an executed copy of this Assignment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Assignment had been delivered.

     5.   Survival.  This Assignment and the provisions hereof shall inure to
          --------
the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns.

     6.   Limited Liability.  This Assignment is made without recourse and
          -----------------
without any express or implied representation or warranty of any kind or nature, except as expressly set forth in the Purchase Agreement. Assignee and Assignor on its own behalf and on behalf of its agents, members, partners, employees, representatives, successors and assigns each hereby agrees that in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, property management company, affiliated or related entities of (i) Assignor or Assignor's property management company, namely Legacy Partners Commercial, Inc. (formerly known as Lincoln Property Company Management Services, Inc. and LPC MS, Inc.) or (ii) of Assignee, have any personal liability under this Assignment, or to any of the other's creditors, or to any other party in connection with the Property.

     7.   No Third Party Beneficiaries.  Except as otherwise expressly set forth
          ----------------------------
herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third-party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment.



\\\\\   continued on next page

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Assignment Date.

ASSIGNOR:


WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By: _________________________
     Name:  ______________________
     Title:  _____________________



ASSIGNEE:

Mercury Interactive Corporation,
a Delaware corporation


By:    __________________________
Name:  __________________________
Title: __________________________


By:    __________________________
Name:  __________________________
Title: __________________________

                   EXHIBIT D TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                                  GRANT DEED


Recording Requested by and
When Recorded Mail to,
and Mail Tax Statements to:

___________________________________
___________________________________
___________________________________
___________________________________
Attention:  _______________________


________________________________________________________________________________
                   Space Above This Line for Recorder's Use



                                  GRANT DEED
                                  ----------



     The undersigned Grantor declares that Documentary Transfer Tax is not part of the public records.

     For valuable consideration, receipt of which is acknowledged, WHSUM Real Estate Limited Partnership, a Delaware limited partnership ("Grantor"), hereby grants to Mercury Interactive Corporation, a Delaware corporation ("Grantee"), that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, as legally described in Exhibit A attached hereto
                                                    ---------
and made a part hereof (the "Property") together with all of Grantor's right, title and interest in and to all improvements and structures located thereon and all easements, appurtenances, rights and privileges of Grantor appertaining to the Property.

     The Property is conveyed subject to:

     (a) The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California;

     (b) The liens for real property taxes for the fiscal year 2000-2001 not yet due and payable;

     (c) All liens, encumbrances, easements, leases, covenants, conditions and restrictions of record;

     (d) All matters which would be disclosed by an inspection of the Property; and

     (e) Zoning ordinances and regulations and any other laws, ordinances, regulations or orders of any governmental agency having or claiming jurisdiction over the use, occupancy or enjoyment of the Property.

     IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.


DATED: ______________, 2000

GRANTOR:

WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By: _________________________
     Name:  ______________________
     Title:  _____________________

                   EXHIBIT E TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                                 BILL OF SALE


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WHSUM Real Estate Limited Partnership, a Delaware limited partnership ("Seller"), does hereby GRANT, SELL, CONVEY, TRANSFER AND DELIVER to Mercury Interactive Corporation, a Delaware corporation ("Buyer"), without any warranty of any kind, any and all of Seller's rights, title and interests in and to the personal property (the "Personal Property") owned by Seller and utilized by Seller in connection with the operation and management of the realty described in Exhibit A attached hereto and made a part hereof (the "Property").
             ---------
Notwithstanding anything to the contrary contained herein, Seller represents and warrants for the benefit of Buyer that Seller is conveying title to the Personal Property free and clear of all liens and encumbrances, except as may have been previously disclosed to Buyer in writing.

From and after the date of this Bill of Sale, it is intended by the parties that Buyer and its successors and assigns shall have the right to use, have, hold and own the Personal Property forever. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and all of which shall taken together be deemed one document. Seller and Buyer agree that the delivery of an executed copy of this Bill of Sale by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Bill of Sale had been delivered.

Buyer hereby acknowledges, covenants, represents and warrants that Seller has made absolutely no warranties or representations of any kind or nature regarding title to the Personal Property, except as expressly set forth herein, or the condition of the Personal Property.

Buyer on behalf of itself and its officers, directors, employees, partners, agents, representatives, successors and assigns hereby agrees that in no event or circumstance shall Seller or its partners, members, trustees, employees, representatives, officers, related or affiliated entities, successors or assigns have any personal liability under this Bill of Sale, or to any of Buyer's creditors, or to any other party in connection with the Personal Property or the Property.

In the event of any dispute between Seller and Buyer arising out of the obligations of the parties under this Bill of Sale or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including without limitation, reasonably attorneys' fees and costs. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Bill of Sale shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Bill of Sale and to survive and not be merged into any such judgment.


\\\\\  continued on next page

     IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of this ___ day of __________, 2000.

SELLER:

WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By: _________________________
     Name:  ______________________
     Title:  _____________________



BUYER:

Mercury Interactive Corporation,
a Delaware corporation


By:    __________________________
Name:  __________________________
Title: __________________________

                   EXHIBIT F TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                         TENANT'S ESTOPPEL CERTIFICATE


TO:  _____________________________
     _____________________________
     _____________________________


RE:  242-252 Humboldt Court, Sunnyvale, California (the "Premises")

          The undersigned (the "Tenant") hereby certifies to WHSUM Real Estate Limited Partnership, a Delaware limited partnership (the "Buyer"), the Buyer's lender, and to _____________________, a ______________________ (the "Landlord"),
the following information with respect to that certain lease agreement, dated _______________, ____ (the "Lease," including any amendments to or modifications of the same) under which the Tenant is a tenant, and Tenant agrees that the Landlord, Buyer and Buyer's lender, successors and assigns may rely upon the same:

     1. The Lease is in full force and effect and has not been modified or amended except as follows: ________________________. The Term of the Lease commenced on __________ and will expire on _______, including any presently exercised option or renewal term. Attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto, and the Lease sets forth the entire agreement of the parties.

     2. The Tenant has unconditionally accepted the Premises and asserts no claim of default or offset or defense against the payment of rent or other charges payable by the Tenant and asserts no claim against the Landlord under the Lease in regard to the premises occupied by Tenant. To the best of Tenant's knowledge and belief, there is no default by Landlord under the Lease and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default by Landlord under the Lease.

     3. All fixed base rental has been paid to the end of the current calendar month, which is _____________, and no rent under the Lease had been paid more than one month in advance of its due date except for any security deposit referenced herein. Current monthly fixed base rental for the Premises is $_________________.

     4.   The Lease provides for an option to renew the Lease term as follows:
____________________. The Lease contains no first right of refusal to lease or purchase, option to expand, option to terminate, or option to purchase except as follows: _____________________________________________________________.

     5. Landlord currently holds a security deposit in the amount of $_______, which is to be applied by Landlord or returned to Tenant in accordance with Paragraph __ of the Lease. Tenant acknowledges and agrees that any successor in interest to Landlord shall have no responsibility or liability for any security deposit except to the extent actually received by such successor.

     6. To the best of the Tenant's knowledge, neither Landlord nor Tenant is in default under the Lease nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Tenant. The Tenant is current in the payment of any taxes, utilities, common area maintenance payments, or other charges required to be paid by the undersigned.

     7. The Tenant certifies that it is required to pay a pro rata share of real property taxes, common area expenses and operating expenses. The Tenant presently pays to Landlord $__________ per month for its pro rata share of real property taxes, common area expenses and operating expenses. All such expenses have been paid by the Tenant to the end of the current calendar month. All insurance required to be carried by Tenant under the Lease has been provided by Tenant, and all premiums have been paid.

     8. The Tenant has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises leased by the Tenant under the Lease.

     9. The Tenant recognizes and acknowledges it is making these representations to you with the intent that the Landlord, the Buyer and Buyer's lenders, successors and assigns may rely hereon and as a material inducement to the Buyer's transaction with the Landlord, as the seller, and that each of the representations contained herein is true, correct and complete as of the date hereof.

     10. All contributions required to be paid by Landlord to date for improvements in the Premises have been paid in full, and all of Landlord's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

     11. Tenant is not the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

     12. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Materials (as defined in the Lease) on, under, in or about the Premises, the Building or the real property on which the Premises is constructed, other than _____________________________, which have been used in compliance with all applicable law. Except for its use of the foregoing materials, Tenant has no actual knowledge that any Hazardous Material is present, or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about the Premises, the Building or the real property.

     13. The undersigned signatory hereto hereby warrants that he/she has full and valid legal power and authority to make and deliver this certificate and to bind the Tenant to the statements and certifications made herein, and that Landlord and any and all of Landlord's successors in interest may rely upon such statements and certifications.

Dated:  _________________, 2000

                                        Very truly yours,

                                        ______________________________________,
                                        ______________________________________

                                        By:__________________________________
                                        Its:_________________________________

                   EXHIBIT G TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                               NOTICE TO TENANTS


                   [SELLER'S PROPERTY MANAGER'S LETTERHEAD]

VIA CERTIFIED MAIL
------------------
[TENANT'S NAME]
[TENANT'S ADDRESS]
CITY, STATE ZIP
ATTN:  __________________

Re:  242-252 Humboldt Court, Sunnyvale, California

Dear _______________:

Please be advised that on [CLOSING DATE], ownership of the above-referenced real property was transferred to Mercury Interactive Corporation, a Delaware corporation (the "Buyer"). In connection with the sale of the property, and in conformance with the laws of the State of California, the obligations under the tenant security deposits were transferred to the Buyer, whose address is ________________________, __________________________, ______________, California
9_____; Attention: _________________, without deduction or offset.

Hereafter, please make rent payable to "______________," and mail your payments to:

     _________________________________________________
     _________________________________________________
     _________________________________________________

This Notice is given in accordance with the requirements of California Civil Code Section 1950.7(d). From and after ____________, 2000, your sole recourse for the return of your security deposit upon the termination of your tenancy will be against the Buyer. If you have any questions, please call [Mr./Ms.] ______________ at ________________. Thank you.

Very truly yours,

__________________________________,
a_________________________________


By:    ___________________________
Name:  ___________________________
Title: ___________________________

cc:    [name of Buyer's property manager]
       Ms. Darleen Barnes
       Bonnie Frank, Esquire

                   EXHIBIT H TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                                 LEASING COSTS



                                     None

                   EXHIBIT I TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                      NATURAL HAZARD DISCLOSURE STATEMENT



This statement applies to the following described real property: 242-252 Humboldt Court, Sunnyvale, California.

The undersigned Seller discloses the following information with the knowledge that even though this is not a warranty, the undersigned prospective Buyer may rely on this information in deciding whether and on what terms to purchase the subject real property. The following disclosures are made by the Seller based solely upon the information contained in the report attached hereto and made a part hereof. This information is merely a disclosure and shall not be deemed to be part of any contract between the Buyer and Seller.

THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51178 or 51179 of the Government Code. The owner of this property is subject to the maintenance requirements of Section 51182 of the Government Code.

     [_] Yes     [_] No

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to
Section 4142 of the Public Resources Code.

     [_] Yes     [_] No

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER.

THE ATTACHED REPORT ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER IS HEREBY ADVISED TO OBTAIN INDEPENDENT PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE SUBJECT PROPERTY.

This statement may be signed in one or more counterparts.



\\\\\  continued on next page

Seller hereby states that the information set forth herein is true and correct to the best of the Seller's knowledge based solely upon the information contained in the attached report, and such knowledge is limited to be as of the date specified below. Seller has not independently verified the information contained in this statement and the attached report, and Seller is not personally aware of any errors or inaccuracies in the information contained in this statement.

SELLER:

WHSUM Real Estate Limited Partnership,
a Delaware limited partnership

By:  WHSUM Gen-Par, Inc.,
     a Delaware corporation
     General Partner


     By: _________________________
     Name:  ______________________
     Title:  _____________________



Buyer hereby represents and warrants that it has read and understands the information contained in this disclosure statement and in the attached report and will rely upon the information contained in the report as though the report were addressed directly to Buyer.

BUYER:

Mercury Interactive Corporation,
a Delaware corporation


By:    ___________________________
Name:  ___________________________
Title: ___________________________



Date: ____________________________

                   EXHIBIT J TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                               DISCLOSURE ITEMS



                                     None

                   EXHIBIT K TO PURCHASE AND SALE AGREEMENT
                   ----------------------------------------

                                LIST OF REPORTS



                                     None

                                      K-1